AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 2003

                                                              FILE NO. 333-85415
                                                              FILE NO. 811-9555

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO. 12 /X/
                       -----------------------------------

                                       and

                        REGISTRATION STATEMENT UNDER THE
                             INVESTMENT ACT OF 1940
                              AMENDMENT NO. 14 /X/
                              --------------------

                         COMMONFUND INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


                          THE CORPORATION TRUST COMPANY
                               1209 ORANGE STREET
                WILMINGTON, DELAWARE 19801, COUNTY OF NEW CASTLE
                     (Name and Address of Agent for Service)

                                   Copies to:


      ARTHUR GARDINER, ESQUIRE                     THOMAS S. HARMAN, ESQUIRE
          8 Sargent Street                        Morgan, Lewis & Bockius LLP
          Hanover, NH 03755                      1111 Pennsylvania Avenue N.W.
                                                     Washington, D.C. 20004


--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):

     On July 22, 2002 pursuant to paragraph (b)(1)(iii)
  --
   X On January 29, 2004 pursuant to paragraph (a)(2) of Rule 485
  --
     On [date] pursuant to paragraph (b) of Rule 485
  --
     75 days after filing pursuant to paragraph (a)(2)
  --

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

COMMONFUND INSTITUTIONAL FUNDS


PROSPECTUS
February 1, 2004


                                                              [Common Fund LOGO]






                           -----------------------------------------------------
                           CIF ALL CAP EQUITY FUND



                           INVESTMENT MANAGER
                           Commonfund Asset Management Company, Inc.


                           DISTRIBUTOR
                           Commonfund Securities, Inc.


                           The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

COMMONFUND INSTITUTIONAL FUNDS

Commonfund Institutional Funds (the "Company") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment funds, each with its own investment objectives and policies. The investment funds are sold primarily to institutional investors, including colleges, universities, private secondary schools, hospitals, foundations, pension funds, museums, libraries, performing arts groups and centers, public secondary school districts, charitable service organizations and others. The investment funds are not available to individuals, except current and former directors, officers and employees of Commonfund Asset Management Company, Inc. (the "Investment Manager"), its affiliates, consultants, and members of Commonfund advisory groups ("Eligible Individuals").

HOW TO READ THIS PROSPECTUS

The Company offers a number of separate investment portfolios. Each investment portfolio has its own investment goals and strategies. This prospectus gives you important information about the CIF All Cap Equity Fund (the "Fund") that you should know before investing. This prospectus has been arranged into different sections so that you can easily review this important information. Please read this prospectus and keep it for future reference.

EQUITY FUNDS

Equity funds invest in portfolios of common stocks and other equity securities of U.S. and foreign issuers. Investments in equity securities are subject to market risks, such as the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. In addition, investment in equity securities is subject to company specific risk. Individual portfolio companies may report poor results or be negatively affected by industry or economic trends and developments, and the prices of securities issued by such companies may decline in response. Prices of securities in foreign countries may be more volatile than investments in U.S. companies since events unique to a country or region will affect those markets and their issuers. As a result of changes in the prices of the Fund's portfolio securities, the value of shares of the Fund may fluctuate drastically from day-to-day or over a particular period. Equity funds may underperform funds that invest primarily in other asset classes, such as fixed income funds.

CIF All Cap Equity Fund.....................................................   3
Investment Manager..........................................................   8
Investment Sub-Advisers and Portfolio Managers..............................   9
Purchasing and Redeeming Fund Shares........................................  10
Distribution of Fund Shares.................................................  13
Dividends, Distributions and Taxes..........................................  13


To obtain more information about the Company please refer to the Back Cover of the Prospectus.

CIF ALL CAP EQUITY FUND

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
A portfolio of common stocks of U.S. companies

PRINCIPAL INVESTMENT STRATEGY
The CIF All Cap Equity Fund invests primarily in a portfolio of common stocks and securities convertible into common stocks of U.S. companies. Generally, these companies will have market capitalizations in the range of companies in the Russell 3000 Index, which is the benchmark index for the Fund. The Fund may invest up to 10% of its assets in equity securities of foreign companies.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the equity market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using proprietary bottom-up fundamental research. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non-hedging purposes. In addition, the Fund may engage in short sales.

The Fund is non-diversified, and expects to hold a relatively small number of securities, thus increasing the importance of each holding.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the assets on a day-to-day basis, subject to oversight by the Investment Manager. DG Capital Management, Inc. ("DG Capital"), Edgewood Capital Management ("Edgewood"), and Wellington Management Company, LLP ("Wellington Management") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. DG Capital believes that stock prices follow earnings within the small and mid cap areas of the market. DG Capital picks large cap stocks stocks based on valuation criteria. Edgewood seeks growth at a reasonable price. Edgewood looks for companies with strong free cash flow, consistent earnings, low debt and/or management teams that are aligned with shareholders. Edgewood generally buys securities with the anticipation of holding them for 3 - 5 years. Wellington Management employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace, in managing its portion of the Fund. Wellington Management believes that markets are highly efficient over the long-term, but over the short-term, markets tend to exaggerate current fundamental trends and overreact to new information. Wellington Management's portfolio will seek to invest in securities where valuations are deeply discounted relative to expected total return. The approach is fundamentally driven and primarily focuses on evaluating a stock's price/earnings ratio relative to their own proprietary estimates for earnings, expected long-term earnings growth rates, and current yield.

The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another Sub-Adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.

OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

The risk of investing in equity securities is intensified in the case of the smaller companies in which the Fund invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies and such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Fund may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

In addition, at times the Fund's market sector, equity securities of U.S. companies, may underperform relative to other sectors.

The Fund is non-diversified, which means that it may invest in the securities of a relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

RISKS OF HOLDING CERTAIN SECURITIES

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Foreign Securities. Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investment. See the SAI for more about the risks of different types of derivatives.

Short Sales. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

PERFORMANCE INFORMATION

As of the date of this prospectus, the Fund had not yet commenced operations, and did not have a performance history.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

            Redemption Fees (only if you are redeeming greater than $1 million with less than 30 days' prior notice).......................2.00%*

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

            Management Fees.....................................        0.95%
            Distribution (12b-1) Fees...........................         None
            Other Expenses......................................        0.20%**
            TOTAL ANNUAL FUND OPERATING EXPENSES................        1.15%
            Fee waivers and expense reimbursements..............        0.10%
            NET ANNUAL FUND OPERATING EXPENSES..................        1.05%***

--------------------------------------------------------------------------------
* Payable to the Fund on shares redeemed without a 30 day prior notice to the Fund and the amount of redemption is greater than $1 million. See "Notice of Redemption" under the "Purchasing and Redeeming Fund Shares" section for information about notification requirements.
** Other expenses were estimated assuming average daily net assets of the Fund of $100 million.
*** The Investment Manager has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 1.05% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be the following amount if you redeem greater than $1 million with less than 30 days' prior notice:

                        1 Year          $315*
                        3 Years         $559*

If you did not redeem your shares, or if you redeemed your shares without being charged any redemption fees, you would pay the following expenses:

                        1 Year           $107*
                        3 Years          $334*


--------------------------------------------------------------------------------
* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (1.05%).

INVESTMENT MANAGER

Commonfund Asset Management Company, Inc. (the "Investment Manager"), located at 15 Old Danbury Road, Wilton, CT 06897-0812, is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager also are responsible for Commonfund's investment program, which is composed of more than XX funds with more than $XX billion in assets as of December 31, 2003, and is conducted in a "manager of managers" format. The Fund will pay the Investment Manager an annual management fee of 0.95%, shown as a percentage of average daily net assets of the Fund.

The Investment Manager acts as a "manager of managers" for the Fund, and supervises adherence by the Sub-Advisers to the Fund's investment policies and guidelines. The Investment Manager can allocate and reallocate assets among Sub-Advisers and can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager and the Company have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Investment Manager to hire and terminate Sub-Advisers, subject to the approval of the Board of Directors, without shareholder approval. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO ALLOCATE ASSETS TO SUB-ADVISERS AND TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

Commonfund and the Investment Manager employ a team to supervise the Sub-Advisers, which includes the following members:

LYN HUTTON, CFA, Chair of the Board of Commonfund Asset Management Company; Chief Investment Officer, Commonfund Group. Ms. Hutton joined Commonfund in 2003. In this capacity, Ms. Hutton has oversight responsibility for all aspects of investment strategy, portfolio management, due diligence, and manager selection for all of the organization's investment funds, as well as non-investment products and services. She also chairs the Commonfund Group Investment Committee. Before joining the firm, she served as the Vice President and Chief Financial Officer of the John D. and Catherine T. MacArthur Foundation from June 1998. She was responsible for the financial administration of the Foundation and for management of the Foundation's $4.0 billion investment portfolio. In addition, Ms. Hutton was a corporate officer of the Foundation and a member of its senior management team. Prior to MacArthur, Ms. Hutton served at Dartmouth College as Vice President and Treasurer, handling its investments and treasury, budgeting and planning, the controller's office, internal audit, administrative services, facilities and operations and human resources. She has also been Senior Vice President, Administration and Treasurer for the University of Southern California. Ms. Hutton is a Chartered Financial Analyst and was a Certified Public Accountant (currently non-practicing), and a member of the Association for Investment Management and Research. She serves on several boards, and has been a Trustee for Commonfund, Commonfund Realty and Commonfund Capital. Ms. Hutton is an alumna of the University of Southern California and graduated with honors from the USC School of Business Administration.

MICHAEL H. STRAUSS, Member of the Board and Chief Operating Officer of Commonfund Asset Management Company; Chief Economist, Commonfund Group. Mr. Strauss joined Commonfund in 1998. Mr. Strauss has 20 years of institutional financial services and investment experience. Previously, he held positions as a chief economist and financial market strategist with Sanwa Securities, Yamaichi International (America) Inc., and UBS Securities. Mr. Strauss received the Market News Forcaster Award as the most accurate "Wall Street" economist for 1997. He has been a speaker on CNN and CNBC and, over the years, has been quoted by

Reuters, Dow Jones Capital Markets, The New York Times, The Wall Street Journal, and Barrons. Mr. Strauss has been a faculty member at the National Association of College and University Business Officers (NACUBO) Treasury Conference. He has a B.S. degree with distinction from Cornell University and an M.B.A. with distinction from New York University.

MARK A. BENNETT, Managing Director of Commonfund Asset Management Company; Member of the Equity Team. Mr. Bennett joined the Investment Manager in 1998. Prior to that he was an Investment Consultant for defined benefit services for CIGNA Retirement and Investment Services. From 1993 to 1996, he was an asset allocation analyst and consultant for CIGNA-Connecticut General Pension Services, Inc. He received a B.S. from Bryant College and an M.B.A. from the University of Hartford. Mr. Bennett is a Chartered Financial Analyst and is a member of the Hartford Society of Financial Analysts and the Association for Investment Management and Research.

DAVID J. SCHOFIELD, Managing Director of Commonfund Asset Management Company; Member of the Equity Team. Mr. Schofield joined the Investment Manager in February 2002. Prior to joining the Investment Manager, he served as Director, Investment Oversight, at Montgomery Asset Management from 2000 to 2001. Prior to that, he worked at Frank Russell Company as a Senior Equity Analyst researching and evaluating international/global investment managers from 1995 to 2000, and was an equity analyst for Dodge & Cox Investment Management from 1991 to 1995. Mr. Schofield has a B.A. in political science from the University of Pennsylvania, an M.B.A. in finance and marketing from J. L. Kellogg Graduate School of Management, Northwestern University and is a Chartered Financial Analyst.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

DG Capital Management, Inc. ("DG Capital"), located at 101 Arch Street, Suite 650, Boston, MA 02110, provides investment advisory services to corporations, registered investment companies, foundations and other institutional investors. Established in 1996, DG Capital had approximately $XX million in assets under management as of December 31, 2003.

An investment team headed by Manu Daftary, DG Capital's founder, provides investment advice for the Fund. Mr. Daftary, President, has been with DG Capital since its organization in 1996 and has over 20 years of investment experience.

Edgewood Management Company ("Edgewood"), located at 350 Park Avenue, 18th Floor, New York, NY 10022, provides investment advisory services to corporations, foundations and other institutional investors. Established in 1974, Edgewood had approximately $XX billion in assets under management as of December 31, 2003.

An investment team headed by Alan W. Breed provides investment advice for the Fund. Mr. Breed, President, has been with Edgewood since 1994 and has over 20 years of investment experience.

Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, MA 02109, provides investment advisory services to investment companies and other institutions. Established in 1928, Wellington Management had approximately $XX billion in assets under management as of December 31, 2003.

An investment team headed by David R. Fassnacht provides investment advice for the Fund. Mr. Fassnacht, Senior Vice President and Portfolio Manager, has been with Wellington Management since 1991 and has over 15 years of investment experience.

PURCHASING AND REDEEMING FUND SHARES

This section tells you how to purchase and redeem shares of the Fund.

INVESTING IN THE COMMONFUND INSTITUTIONAL FUNDS -- A SUMMARY

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus to:

Commonfund Institutional Funds
15 Old Danbury Road
P.O. Box 812
Wilton, CT 06897-0812

The minimum initial investment for the Fund is $1,000,000 for institutions and $1,000 for Eligible Individuals. The minimum subsequent investment is $1,000, except that no minimum applies to reinvestments from dividends and distributions. The minimum initial investment may be waived by the Investment Manager.

Once you are a shareholder of the Commonfund Institutional Funds you can do the following:

BY TELEPHONE - Shareholders can purchase or redeem Fund shares by calling 1-888-TCF-FUND.

BY WIRE - Shareholders can purchase Fund shares by wiring federal funds to:

    Investors Bank & Trust Company
    ABA #011001438
    Account #020103345

Further Credit: Fund name, shareholder name and shareholder account number must be specified. Please call in advance to let us know that you intend to make an investment.

PURCHASING SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares of the Fund on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

To open an account:

Please send your completed New Account Application to Commonfund Institutional Funds, 15 Old Danbury Rd., P.O. Box 812, Wilton, CT 06897-0812. All investments must be made by wire. The Fund does not accept checks or cash.

Please call the Fund to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds to: Investors Bank & Trust Company; ABA #011001438; Account #020103345; Further Credit: Fund name, shareholder name and shareholder account number must be specified.

HOW ARE FUND SHARE PRICES CALCULATED?

The price per share (the offering price) will be the net asset value ("NAV") per share next determined after the Fund receives your purchase order in good order (defined below). The Fund's NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, the Fund generally values its portfolio at market price. If market prices are unavailable or the Fund determines that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. In the event the Fund determines a price is unreliable, it may value the security at a price that is different from the market price. The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

ACCEPTANCE OF SUBSCRIPTIONS

In order for your purchase to be processed on the trade date, your order must be received in good order prior to the time the Fund determines its NAV. To be in good order, the Fund must receive your order and funds by 4:00 p.m. Eastern time. The Fund may reject any purchase order if it does not receive funds by 4:00 p.m. Eastern time or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

PURCHASING ADDITIONAL SHARES

Current shareholders are eligible to purchase shares by phone by calling 1-888-TCF-FUND if they have requested that privilege by checking the appropriate box on the New Account Application. Purchases of additional shares may also be effected by contacting the Fund directly by mail.

TELEPHONE TRANSACTIONS

Purchasing or redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with the Fund by telephone, you will generally bear the risk of any loss.

REDEEMING SHARES

You may redeem your shares on any Business Day by contacting the Fund directly by mail or telephone (1-888-TCF-FUND). The redemption price of each share will be the NAV next determined after the Fund receives your redemption request (not the notification of intent to redeem). Payment of redemption proceeds will be made by wire transfer to the account designated in your New Account Application or another account that has properly been designated with a signature guarantee.

A redemption fee will be charged if you redeem greater than $1 million with less than 30 days' prior notice of your intention to redeem - see "Notice of Redemption" below. Even if you have provided such notice of your intention to redeem, you must still provide specific redemption instructions by mail or by telephone as described below.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying signatures. The signature(s) must be guaranteed by an acceptable financial institution such as a national or state bank, a trust company, a federal savings and loan association, a credit union or a broker-dealer that is a member of a national securities exchange. Notarization is not acceptable. Financial institutions that participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.

METHODS FOR REDEEMING SHARES

A redemption fee will be charged if you redeem greater than $1 million with less than 30 days' prior notice of your intention to redeem -- see "Notice of Redemption" below. Even if you have provided such notice of your intention to redeem, you must still provide specific redemption instructions by mail or by telephone as described below.

BY MAIL -- If you wish to redeem shares of the Fund by mail, send a letter to Commonfund Institutional Funds with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by phoning 1-888-TCF-FUND.

BY TELEPHONE -- When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

SYSTEMATIC WITHDRAWAL PLAN --You may arrange monthly, quarterly, semi-annual or annual automatic withdrawals (redemptions) from your account.

NOTICE OF REDEMPTION

You will be subject to a 2.00% redemption fee payable to the Fund if you redeem greater than $1 million with less than 30 days' prior notice of your intention to redeem. This redemption fee is calculated based on and deducted from the redemption amount.

You may notify the Fund of your redemption by sending a letter to Commonfund Institutional Funds with your name, Fund name, amount of redemption and date of redemption. All letters must be dated and signed by the owner(s) of the account and must be received by the Fund at least 30 days, but no more than 60 days, prior to the date of the redemption. You also may notify the Fund by phoning [1-888-TCF-FUND]. You will need to follow the procedures described above under "Methods for Redeeming Shares" to redeem shares of the Fund.

REDEMPTIONS IN KIND -- The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). In the highly unlikely event that your shares are redeemed in kind, you will have to pay transaction costs to sell the securities distributed to you. In addition, the securities will be subject to market risks until you sell them.

SUSPENSION OF YOUR RIGHT TO REDEEM SHARES -- The Fund may suspend your right to redeem shares if the NYSE restricts trading, the SEC declares an emergency or for such other periods as the SEC may by order permit.

INVOLUNTARY SALES OF YOUR SHARES -- If your account balance drops below the required minimum of $1,000,000 for institutions or $1,000 for Eligible Individuals as a result of shareholder redemptions, the Fund may redeem your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid redemption of your shares.

RECEIVING YOUR MONEY

Normally, the Fund will send your redemption proceeds the next Business Day after it receives your request. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.

DISTRIBUTION OF FUND SHARES

Commonfund Securities, Inc. is the distributor of the Fund and receives no compensation from the Fund for that service.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly. The Fund makes distributions of capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund.

TAXES

The Fund is managed without regard to tax consequences to shareholders. Shareholders seeking to finance tax obligations may need to redeem shares.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. This is true whether or not such dividends or distributions are received in cash or are reinvested in additional shares of the Fund. The Fund's distribution of these amounts is taxed as ordinary income, qualified dividends, or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its portfolio securities. Dividends from the Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income generally are taxable as ordinary income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of generally 15 percent (5 percent for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

This summary is based on current tax laws, which may change.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

COMMONFUND INSTITUTIONAL FUNDS

INVESTMENT MANAGER                                 LEGAL COUNSEL
Commonfund Asset Management Company, Inc.          Morgan, Lewis & Bockius LLP
                                                   1701 Market Street
                                                   Philadelphia, PA 19103
DISTRIBUTOR
Commonfund Securities, Inc.

More information about Commonfund Institutional Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated February 1, 2004, includes more detailed information about Commonfund Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE: Call 1-888-TCF-FUND

BY MAIL: Write to

Commonfund Institutional Funds
15 Old Danbury Road
P.O. Box 812
Wilton, CT 06897-0812

BY INTERNET: http://www.commonfund.org

FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about Commonfund Institutional Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Company's Investment Company Act registration number is 811-9555.

                         COMMONFUND INSTITUTIONAL FUNDS

                             CIF ALL CAP EQUITY FUND

                               INVESTMENT MANAGER
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.

                             INVESTMENT SUB-ADVISERS
                           DG CAPITAL MANAGEMENT, INC.
                           EDGEWOOD MANAGEMENT COMPANY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                                   DISTRIBUTOR
                           COMMONFUND SECURITIES, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the CIF All Cap Equity Fund (the "Fund"). The SAI is intended to provide additional information regarding the activities and operations of the Commonfund Institutional Funds (the "Company") and should be read in conjunction with the Fund's prospectus, dated February 1, 2004. The prospectuses and SAI may be obtained without charge by calling 1-888-TCF-FUND.

February 1, 2004

                                TABLE OF CONTENTS

THE COMPANY..................................................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................5

INVESTMENT LIMITATIONS......................................................13

THE INVESTMENT MANAGER......................................................15

FUND ADMINISTRATION.........................................................16

CUSTODIAN...................................................................17

EXPERTS ....................................................................17

LEGAL COUNSEL...............................................................17

DISTRIBUTION................................................................17

DIRECTORS AND OFFICERS OF THE COMPANY.......................................17

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS..............23

PURCHASE AND REDEMPTION OF SHARES...........................................25

DETERMINATION OF NET ASSET VALUE.............................................26

TAXES    ....................................................................26

PORTFOLIO TRANSACTIONS.......................................................29

PROXY VOTING................................................................ 29

CODE OF ETHICS...............................................................30

VOTING ......................................................................30

DESCRIPTION OF SHARES........................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................30

APPENDIX A-dESCRIPTION OF RATINGS...........................................A-1

APPENDIX B-PROXY VOTING PROCEDURES..........................................A-3

THE COMPANY

This SAI is not a prospectus and relates only to the CIF All Cap Equity Fund (the "Fund" ). The Fund is a separate series of Commonfund Institutional Funds (the "Company"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999. The Agreement and Declaration of Trust permits the Company to offer separate series of units of beneficial interest ("shares"), and separate classes of shares within the Fund. Each Fund share represents an equal proportionate interest in the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The Fund may invest in various instruments or utilize varying strategies to achieve its investment objective. The permissible instruments or strategies for the Fund are described below. There can be no assurance that the Fund will achieve its investment objectives.

CIF ALL CAP EQUITY FUND - The Fund seeks to provide long-term capital appreciation.

The CIF All Cap Equity Fund invests primarily in a portfolio of common stocks and securities convertible into common stocks of U.S. companies. Generally, these companies will have market capitalizations in the range of companies in the Russell 3000 Index, which is the benchmark index for the Fund. The Fund may invest up to 10% of its assets in equity securities of foreign companies.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the equity market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using proprietary bottom-up fundamental research. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non-hedging purposes. In addition, the Fund may engage in short sales.

The Fund is non-diversified, and expects to hold a relatively small number of securities, thus increasing the importance of each holding.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

----------------------------------------------------------------------------------------------------------------------
Borrowing                                When-Issued and Delayed                Variable and Floating Rate
                                         Delivery Securities                    Instruments

----------------------------------------------------------------------------------------------------------------------
Depositary Receipts                      Common Stocks                          Convertible Securities

----------------------------------------------------------------------------------------------------------------------
Futures Contracts and Options on         Derivatives                            Money Market Instruments
Futures Contracts

----------------------------------------------------------------------------------------------------------------------
Foreign Securities                       Investment Company Securities          Portfolio Turnover

----------------------------------------------------------------------------------------------------------------------
Non-Diversification                      Options                                Restricted Securities

----------------------------------------------------------------------------------------------------------------------
Preferred Stocks                         Repurchase Agreements                  Temporary Investments

----------------------------------------------------------------------------------------------------------------------
Rights                                   Short Sales                            Warrants

----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
----------------------------------------------------------------------------------------------------------------------

             DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

BORROWING

Borrowing may exaggerate changes in the net asset value of the Fund's shares and the return on the Fund's portfolio. Although the principal amount of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may then be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. Under certain circumstances, the Fund could be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to repay outstanding borrowing.

COMMON STOCKS

Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES

Convertible Securities are securities that may be exchanged under certain circumstances for shares of common stock or other equity securities. Convertible Securities generally contain one or more features of some other type of security, such as a fixed income security or preferred stock, so that, for example, a convertible fixed income security would be a fixed income security that is convertible into common stock. Convertible Securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definition of equity security and fixed income security.

DEPOSITARY RECEIPTS

Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

DERIVATIVES

Derivatives are instruments that derive their value from other securities, baskets of securities, financial instruments or indices (for each derivative instrument, this is sometimes referred to as the "underlying"). One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The following are Derivative Instruments: financial futures, options (e.g., puts and calls) on financial futures, options on securities, forward contracts and swap agreements. The following are Derivative
Securities: convertible securities, certain mortgage-backed securities (e.g., CMOs), when-issued securities, floating and variable rate securities and "stripped" U.S. Treasury securities (e.g., STRIPs). See elsewhere in the "Description of Permitted Investments and Risk Factors" for discussions of these various derivative securities.

Derivatives can be volatile instruments and involve certain risks that could negatively impact the Fund's return. These risks include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of the individual underlying, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the underlying and the price; (3) there may not be a liquid secondary market for a Derivative; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in Derivatives.

FOREIGN SECURITIES

Investing in Foreign Securities involves certain considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those in the United States. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are often less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign securities trading markets often offer less liquidity and greater price volatility than United States markets and at times reflect the consequences of government intervention. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although Sub-Advisers can be expected to seek favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

The foregoing types of risk are often accentuated in "emerging" or less developed countries.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Fund may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Investment Manager considers an issuer to be from a particular country if
(i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Fund, to the extent it invests in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund also may manage its foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" above.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to use such derivative products when Sub-Advisers determine that it is in the best interest of the Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign currency warrants. Foreign currency warrants entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may tend to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on these securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund will invest in Brady Bonds only if they are consistent with the Fund's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds or Intermediaries: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds or other intermediary companies that have been specifically authorized. The Fund may invest in these Investment Funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), as applicable, and other applicable laws. An investment in an intermediary is not an investment in the securities held by the intermediary and is subject to the risks of the business of the intermediary.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts provide for the future sale or purchase by a party of a specified amount of a specific underlying at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use Futures Contracts and related options for bona fide hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. If the Fund does use Futures Contracts, it will seek to minimize the risk that it will not be unable to close out a futures contract by only entering into Futures Contracts which are traded on recognized futures exchanges.

No price is paid upon entering into Futures Contracts. Instead, the Fund is required to deposit an amount of cash, U.S. Treasury securities or other liquid securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a Futures Contract.

The Fund may enter into Futures Contracts and options on Futures Contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide" hedging or risk management purposes, the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets. The Fund may buy and sell Futures Contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

INVESTMENT COMPANY SECURITIES

Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Fund may invest in Investment Company Securities of investment companies managed by the Investment Manager or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by any rule, regulation or order of the Securities and Exchange Commission (the "SEC"). The Company and the Investment Manager have obtained an order from the SEC to permit the Fund to invest its uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act"). To the extent the Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

Exchange Traded Funds: Most Exchange Traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end companies or unit investment trusts ("UITs"). HOLDRS are also a type of ETF but are exempt from registration under the 1940 Act. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

MONEY MARKET INSTRUMENTS

Money Market Instruments are high quality short-term fixed income securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

NON-DIVERSIFICATION

The Fund is non-diversified, as defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Accordingly, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified fund. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OPTIONS

Options give the holder of the option the right to buy or sell an underlying security at an agreed price, while obligating the writer of the option to buy or sell at the agreed price if exercised by the buyer. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase
(sale) of an option contract is an "opening transaction." The writer of an option may close out an option position that it has written, by entering into a "closing transaction," which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the writer is unable to effect a closing transaction, it will be obligated to honor the option until the option expires or it delivers the underlying security upon exercise. When the Fund writes an option, it will "cover" its obligation by holding the underlying security (in the case of a call option) or segregating or earmarking cash (in the case of a put option) needed to satisfy its obligation until it enters into a closing transaction, the option expires, or the Fund delivers the underlying security upon exercise by the option holder.

The Fund may purchase put and call options to protect against declines in the market values of the securities in its portfolio, or in anticipation of movements in the market values of securities subject to the option. The Fund pays a premium when it purchases put and call options. If price movements in the underlying securities are such that exercise of the option would not be profitable, the Fund's loss will equal the amount of the premium. In the case of a put option, where the Fund already holds the underlying security, the loss of the premium may be offset by an increase in the value of the security. In the case of a call option, where the Fund acquires the underlying security in a separate transaction, the loss of the premium may be offset by a decrease in the cost of acquisition of the security.

The Fund may write covered call and put options as a means of increasing the yield on its portfolio. When the Fund writes an option, if the underlying securities do not increase or decrease to a price that would make the exercise of the option by the option holder profitable, the holder generally will allow the option to expire without being exercised. In such a situation, the Fund will have realized as profit the premium received for writing the option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price. This price generally will be lower than the price the Fund could have received if it sold the underlying securities at the market price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities from the option holder at the strike price. This price generally will be higher than the price the Fund would have paid if it bought the underlying securities at the market price.

The Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the counterparty. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing normally is determined by reference to information provided by a market maker. OTC options generally are considered to be illiquid.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options.

PORTFOLIO TURNOVER

The Investment Manager uses a multimanager approach for the Fund. As a result, one manager may purchase certain securities at the same time another manager sells these securities resulting in duplicative transaction costs. The annual portfolio turnover rate may be in excess of 100%. Higher portfolio turnover may result in higher transaction costs, including brokerage costs and taxable gains being passed through to all shareholders. Distributions of taxable gains generally will affect only taxable shareholders.

PREFERRED STOCKS

Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of equity security and fixed income security.

REPURCHASE AGREEMENTS

Repurchase Agreements are agreements by which the Fund obtains a security in exchange for cash and simultaneously commits to return the security to the seller (typically, a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying security. A Repurchase Agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase Agreements are considered to be loans by the Fund for purposes of its investment limitations. The Repurchase Agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement. Under all Repurchase Agreements entered into by the Fund, the Company's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most Repurchase Agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may experience delays and incur costs in selling the underlying security, or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless,
Section 4(2) commercial paper and Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Company's Board of Directors.

RIGHTS

Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

SHORT SALES

Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the Fund sells a security it does not own. To complete such transaction, the Fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the Fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The Fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the Fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the Fund replaces the borrowed securities.

The Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security and, conversely, the Fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If the Fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

TEMPORARY INVESTMENTS

When the Sub-Advisers believe that changes in economic, financial or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities include obligations that are issued by the U.S. Treasury, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Repayment of principal and interest of U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. Repayment of principal and interest on certain obligations of U.S. Government agencies or instrumentalities is guaranteed by the U.S. Government (e.g., GNMA securities). Repayment of principal and interest for others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Farm Credit Bank securities), while certain other obligations are supported only by the creditworthiness of the issuer (e.g., Fannie Mae securities). Prices of the Fund's investments in U.S. Government Securities will still go up and down in response to changes in interest rates and other market forces.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may vary continuously, or may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

WARRANTS

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specific period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the common stock exceeding the price fixed by the Warrant.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-Issued Securities and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future at a price that is determined at the time the arrangement is entered into.

When-Issued or Delayed Delivery Securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the Fund agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Fund's commitment to purchase these securities. Although the Fund may purchase securities on a when-issued (or forward commitment) basis with the intention of actually acquiring securities for its investment portfolio, it may dispose of a When-Issued Security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. For purposes of this investment limitation, short sales are not borrowings.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may, without regard to this limitation (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Issue senior securities (as defined in 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. For the purposes of fundamental restriction number 1, finance companies are not considered a single industry, but are grouped instead according to their services.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Directors.

The Fund may not:

1. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's fundamental limitation on borrowing. A transfer of assets under a repurchase agreement is not considered a pledge or hypothecation subject to this restriction.

2.   Invest in companies for the purpose of exercising control.


3. Invest its assets in securities of any investment company except as permitted by the 1940 Act, or any rule, regulation or order thereunder.*

4. Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Directors.

5. Borrow money, except for temporary or emergency circumstances in amounts not to exceed 5% of the Fund's net assets. For example, the Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not make additional purchases of securities when the Fund's borrowings exceed 5% of total assets.

6. Invest in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

* The Company and the Investment Manager have obtained an order from the SEC to permit the Fund to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act.

THE INVESTMENT MANAGER

Commonfund Asset Management Company, Inc. (the "Investment Manager") is an indirect, wholly owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager are responsible for Commonfund's investment programs. For its investment advisory services, the Company will pay the Investment Manager an annual fee of 0.95% calculated as a percentage of average daily net assets of the Fund. The Investment Manager has contractually agreed to waive its Advisory fees and to the extent necessary reimburse expenses, so long as it serves as Investment Manager to the Fund, in order to keep annual total operating expenses from exceeding 1.05% of the average daily net assets of the Fund. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors of the Company including a majority of the Directors who are not "interested persons" as defined under the 1940 Act ("Independent Directors").The Investment Manager pays the Sub-Advisers out of the investment advisory fees that it receives.

The Investment Manager serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"), and operates as a "manager of managers." Under the Advisory Agreement, and subject to the supervision of, and policies established by, the Company's Board of Directors, the Investment Manager determines the investment structure and strategy of the Fund, recommends Sub-Advisers to implement those strategies, and supervises adherence by the Sub-Advisers to the Fund's investment policies and guidelines. The Investment Manager also recommends the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager also determines the appropriate allocation and reallocation of assets among the Sub-Advisers. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

The Investment Manager and the Company have obtained an exemptive order from the SEC that permits the Investment Manager, with the approval of the Board of Directors of the Company, to retain Sub-Advisers unaffiliated with the Investment Manager for the Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the Company to disclose only the aggregate amount payable by the Investment Manager to the Sub-Advisers under all such sub-advisory agreements for the Fund. The Company will notify the Fund's shareholders in the event of any addition or change in the identity of its Sub-Advisers.

The Advisory Agreement provides that the Investment Manager shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Board of Directors or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Independent Directors or the Directors who are not parties to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Directors of the Company or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Investment Manager, or by the Investment Manager on 90 days' written notice to the Company.

THE SUB-ADVISERS

As of the date of this SAI, the Fund had three sub-advisers (each a "Sub-Adviser and, collectively, the "Sub-Advisers"), which are listed below. Each Sub-Adviser will manage the portion of the Fund's assets allocated to it, which allocation is determined by the Investment Manager. Each Sub-Adviser makes the investment decisions for its portion of the assets of the Fund allocated to it, subject to the supervision of, and in accordance with policies established by, the Board of Directors.

DG Capital Management, Inc. ("DG Capital") acts as a Sub-Adviser to the Fund. DG Capital is 100% owned by Manu Daftary.

Edgewood Management Company ("Edgewood") acts a Sub-Adviser to the Fund. Edgewood is a Corporation, which is 100% owned by the firm's five partners/owners.

Wellington Management Company, LLP ("Wellington Management") acts as a Sub-Adviser to the Fund. Wellington Management is a limited liability partnership owned entirely by its 75 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

FUND ADMINISTRATION

The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. will provide general fund administration services to the Fund including, Fund Administration, Fund Accounting, Custody and Transfer Agent services. For the services rendered by IBT Co., the Company pays IBT Co. a graduated fee based on a percentage of the average daily net assets of the Fund.

The Administration Agreement provides that IBT Co. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement has an initial term of three years and is automatically renewed for an additional three year term unless terminated by either party on 90 days' prior notice. Either party may terminate the Administration Agreement in the event of a material breach of the Administration Agreement that is not cured within 90 days of notice thereof, and the Company may terminate this Administrative Agreement in the event that IBT Co. fails to cure identified deficiencies within 30 days after a written notice thereof.

CUSTODIAN

IBT Co., 200 Clarendon Street, Boston, MA, 02116, acts as the Custodian of the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

EXPERTS

The Independent Auditors for the Company are ___________, located at 1177 Avenue of the Americas, New York, NY 10036.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Company.

DISTRIBUTION

Commonfund Securities, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Commonfund, serves as the distributor of interests in the Company under a Distribution Agreement. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter with the approval of a majority of the Board of Directors and a majority of the Independent Directors. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Company upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives no compensation from the Fund. The Investment Manager pays the Distributor, from its own assets, an annual fee equal to the costs it incurs in distributing shares of the Fund, plus 5% of such costs.

DIRECTORS AND OFFICERS OF THE COMPANY

DIRECTORS

The management and affairs of the Company are supervised by the Directors under the laws of the State of Delaware. Each Director is responsible for overseeing all of the portfolios of the Company, which currently consists of seven portfolios, including the Fund. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

The Directors of the Company and their dates of birth, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Director is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. Each Director is elected to serve in accordance with the Agreement and Declaration of Trust and By-Laws of the Company until his successor is duly elected and qualified.

---------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                        POSITION(S)                                                     PORTFOLIOS
                                           WITH                                                           IN FUND
                                          COMPANY              PRINCIPAL OCCUPATION(S) DURING             COMPLEX
                                          AND TERM                  THE PAST 5 YEARS AND                  OVERSEEN
       NAME, ADDRESS AND AGE             OF OFFICE                OTHER DIRECTORSHIPS HELD              BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

---------------------------------------------------------------------------------------------------------------------
John B. Carroll                       Director since    Retired since 2001.  President of GTE                 7
J2025 Main Street                     1999.             (Verizon) Investment Management Corporation
Ridgefield, CT  06877                                   (communications) (1997-2000); Vice
Age:  67                                                President of Investment Management for GTE
                                                        (Verizon) Corporation (communications)
                                                        (1984 - 1997).

                                                        Trustee of iShares Trust and Director of
                                                        iShares, Inc. since 1996; and Director of
                                                        the J.P. Morgan Private Equity Fund since
                                                        1998.  Formerly, Trustee and Member of the
                                                        Executive Committee of Commonfund (1991 -
                                                        1997).

---------------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.               Director since    President & Owner of Private Advisor, LLC             7
3712 Berrington Bridge Place          1999.             (investments) since 1996; President of
Richmond, VA  23223                                     Spider Management Co. (investments) since
Age:  61                                                2000; and employed by the University of
                                                        Richmond as Vice President for Business
                                                        and Finance from 1975 through 1997, and as
                                                        Vice President for Investments since 1997.

                                                        Member of the Board of Trustees of Commonfund
                                                        as Vice Chairman from 1991 through 1993 and as
                                                        Chairman from 1994 through 1998.

---------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                        POSITION(S)                                                     PORTFOLIOS
                                           WITH                                                           IN FUND
                                          COMPANY              PRINCIPAL OCCUPATION(S) DURING             COMPLEX
                                          AND TERM                  THE PAST 5 YEARS AND                  OVERSEEN
       NAME, ADDRESS AND AGE             OF OFFICE                OTHER DIRECTORSHIPS HELD              BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Jerald L. Stevens                     Director since    Consultant in the areas of investment and            7
1246 Old Stage Road                   1999.             financial management to a range of clients
Chester, VT  05143                                      including American Express, Rockefeller &
Age:  62                                                Company, James Wolfenson & Co., Indiana
                                                        University and Xerox Financial Services.

                                                        Formerly, Trustee of the Hospital Fund,
                                                        Inc. (1991-1999), and Chairman
                                                        (1995-1999).

---------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS*

---------------------------------------------------------------------------------------------------------------------
Robert L. Bovinette                   Director and      President Emeritus of Commonfund since              7
14 Via Entrada                        Chairman of the   2003;  President and Chief Executive
Sandia Park, NM 87047                 Board since       Officer of Commonfund (1996-2003);  Trustee
Age:  63                              1999.             of Commonfund, (1996-2003) (ex officio) and
                                                        1982 to 1994 (Chair, 1986 to 1990).
                                                        Chairman of the Board of Directors of the
                                                        Investment Manager (1999-2003); Chairman of
                                                        the Board of Commonfund Realty Inc.
                                                        (1998-2003), and Director of Commonfund
                                                        Capital, Inc. since 1998 (Chair of the
                                                        Board, 2001-2003, and Chair of the
                                                        Executive Committee of the Board from 1998
                                                        through 2001).

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
David M. Lascell, Esq.                Director since    Vice Chair and Vice President/General               7
330 Allens Creek Road                 2000.             Counsel of Cinnabar Solutions, Inc.
Rochester, NY 14618                                     (manufacturing) since 2002; Vice Chair of
Age: 62                                                 AWH Corporation since 1991; Partner in the
                                                        law firm of Harter, Secrest & Emery, LLP
                                                        since 2000; Part Owner, Director, Vice
                                                        President and General Counsel of AWH
                                                        Corporation; Trustee and Treasurer of Grove
                                                        City College.  Partner in the law firm of
                                                        Hallenbeck, Lascell et. al. (1991-2000).

                                                        Trustee of Commonfund since 1990 and currently
                                                        the Chair of Commonfund; and Honorary Trustee of
                                                        Wells College.

---------------------------------------------------------------------------------------------------------------------

*Messrs. Bovinette and Lascell are "interested persons" of the Company (as such term is defined in the 1940 Act) by virtue of their employment with Commonfund. The Investment Manager is an indirect, wholly-owned subsidiary of Commonfund.

BOARD STANDING COMMITTEES

The Board has established the following standing committees:

Audit and Risk Management Committee: The Board has a standing Audit and Risk Management Committee that is composed of each of the Independent Directors. The Audit and Risk Management Committee operates under a written charter approved by the Board. The purposes of the Audit and Risk Management Committee include: (i) overseeing the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of service providers; (ii) overseeing the quality and objectivity of the Company's financial statements and the independent audit thereof; (iii) acting as a liaison between the Company's independent auditors and the full Board of Directors; and (iv) overseeing the risk management process and related activities of the Company and overseeing the management of risks associated with products and services it offers. Messrs. Carroll, Moelchert and Stephens currently serve as members of the Audit and Risk Management Committee. The Audit and Risk Management Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

Fair Value Pricing Committee: The Fair Value Pricing Committee is composed of various representatives of the Company and its service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 41 times in the most recently completed fiscal year ended April 30, 2003.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

For the Fund, the initial approval of the Advisory Agreement and each sub-advisory agreement (each a "Sub-Advisory Agreement") must be specifically approved: (i) by the vote of the Directors or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement and each Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors called and held a meeting to decide whether to approve the Advisory Agreement and each Sub-Advisory Agreement with respect to the Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Investment Manager and Sub-Advisers. The Board uses this information, as well as other information that the Investment Manger and the Sub-Advisers and other Fund service providers may submit to the Board and/or other information the Directors obtain independently, to help them decide whether to approve the Advisory Agreement and each Sub-Advisory Agreement.

Before meeting for the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board requested and received written materials from the Investment Manager about: (a) the quality of the Investment Manager's and each Sub-Adviser's investment management and other services; (b) the Investment Manager's and each Sub-Adviser's investment management personnel; (c) the Investment Manager's and each Sub-Adviser's operations and financial condition;
(d) the Investment Manager's and each Sub-Adviser's brokerage practices (including any soft dollar arrangements, as applicable) and investment strategies; (e) the level of the advisory fees that the Investment Manager and each Sub-Adviser charges the Fund compared with the fees each charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Investment Manager's and each Sub-Adviser's profitability from its Fund-related operations; (h) the Investment Manager's and each Sub-Adviser's compliance systems; (i) the Investment Manager's and each Sub-Adviser's policies on and compliance procedures for personal securities transactions; (j) the Investment Manager's and each Sub-Adviser's reputation, expertise and resources in financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Investment Manager presented oral and written information to the Board to help the Board evaluate the Investment Manager's and each Sub-Adviser's fee and other aspects of the Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Directors discussed the written materials that the Board received before the meeting and the Investment Manager's presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement and each Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously agreed to approve the Advisory Agreement and each Sub-Advisory Agreement for another year in consideration that the terms of the Advisory Agreement and each Sub-Advisory Agreement are fair and reasonable and that the advisory fees are reasonable in light of the service provided by the Investment Manager and each Sub-Adviser.

FUND SHARES OWNED BY BOARD MEMBERS

The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of the Fund and the other portfolios of the Company as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Directors and officers of the Company own less than 1% of the outstanding shares of the Fund.

-----------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF SHARES
              NAME                      DOLLAR RANGE OF FUND SHARES          (ALL PORTFOLIOS OF THE COMPANY)*
                                                    (FUND)*
-----------------------------------------------------------------------------------------------------------------------
Robert L. Bovinette                                   **                                      None
-----------------------------------------------------------------------------------------------------------------------
David M. Lascell                                      **                                      None
-----------------------------------------------------------------------------------------------------------------------
John B. Carroll                                       **                                      None
-----------------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.                               **                                      None
-----------------------------------------------------------------------------------------------------------------------
Jerald L. Stevens                                     **                                      None
-----------------------------------------------------------------------------------------------------------------------

* Valuation date is December 31, 2003.
** Not in operation during period.

BOARD COMPENSATION

The Company paid the following fees to the Directors during its most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL
                                                            PENSION OR                                  COMPENSATION
                                                            RETIREMENT               ESTIMATED            FROM THE
                                                         BENEFITS ACCRUED         ANNUAL BENEFITS         COMPANY
                                     AGGREGATE           AS PART OF FUND                UPON              AND FUND
             NAME                   COMPENSATION             EXPENSES                RETIREMENT           COMPLEX*
-----------------------------------------------------------------------------------------------------------------------
Robert L. Bovinette                      $0                    N/A                      N/A                $0
-----------------------------------------------------------------------------------------------------------------------
David M. Lascell                      $12,000                  N/A                      N/A               $12,000
-----------------------------------------------------------------------------------------------------------------------
John B. Carroll                       $12,000                  N/A                      N/A               $12,000
-----------------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.               $12,000                  N/A                      N/A               $12,000
-----------------------------------------------------------------------------------------------------------------------
Jerald L. Stevens                     $12,000                  N/A                      N/A               $12,000
-----------------------------------------------------------------------------------------------------------------------

*The Company is the only investment company in the "Fund Complex" as that term is defined under the 1940 Act.

OFFICERS

The Officers of the Company and their age, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Officer is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812.

------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S) WITH
                                        FUND AND TERM
           NAME AND AGE                    OF OFFICE              PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Verne O. Sedlacek                    President since July   President and Chief Executive Officer of Commonfund since
Age:  48                             1, 2003.               July 1, 2003, and Executive Vice President and Chief
                                                            Operating Officer (2002-2003). Trustee of Commonfund
                                                            Capital (1999-2001).  President and Chief Operating
                                                            Officer of John W. Henry Company (1998-2001).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S) WITH
                                        FUND AND TERM
           NAME AND AGE                    OF OFFICE              PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
John W. Auchincloss                  Secretary and Chief    General Counsel and Secretary of Commonfund since 2000,
Age:  45                             Legal Officer since    and Assistant/Associate General Counsel (1996-2000).
                                     1999.
------------------------------------------------------------------------------------------------------------------------
James P. Feeney                      Vice President since   Director of Compliance of Commonfund since 1999.
Age:  39                             2002.                  Compliance Manager at Prudential Insurance Company of
                                                            America (1997-1999).
------------------------------------------------------------------------------------------------------------------------
Jill Grossberg                       Assistant Secretary    Director and Counsel of Mutual Fund Administration at IBT
Age:  57                             since 2000.            Co. since 2000. Associate Counsel at Putnam Investments,
                                                            Inc. (investments) (1995-2000).
------------------------------------------------------------------------------------------------------------------------
Peter Kirby                          Treasurer since        Managing Director, Operations of Commonfund since 2002.
Age:  46                             July 1, 2003.          Senior Managing Director, Chief Administrative Officer of
                                                            Whitehall Asset Management (2001-2002).  Principal for
                                                            Morgan Stanley Asset Management, Chief Operating Officer
                                                            of Graystone Wealth Management Services (1998-2000).
------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane                   Assistant Treasurer    Director of Fund Administration at IBT Co. since 2002.
Age:  36                             since July 1, 2003.    Assistant Vice President at MFS Investment Management
                                                            (1998-2002).
------------------------------------------------------------------------------------------------------------------------
Susan C. Mosher                      Assistant Secretary    Senior Director and Senior Counsel of Mutual Fund
Age:  48                             since 1999.            Administration at IBT Co. since 1995.
------------------------------------------------------------------------------------------------------------------------

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS

From time to time, the Fund may include its yield, effective yield, total return (on a before taxes basis, after taxes on distributions or after taxes on distributions and redemption) or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.

COMPUTATION OF YIELD

The yield for the Fund is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

Total Return Quotation (Before Taxes): The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Total Return Quotation (After-Taxes on Distributions): The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:
P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000;
T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption): The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of

$1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through IBT Co. (the "Transfer Agent") on days when the Federal Reserve System and the New York Stock Exchange ("NYSE") are both open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

Federal law requires that the Fund obtain, verify, and record information that identifies each investor who opens an account. The Fund may request certain personal information, including name, address, date of birth, identification number and other information that will assist the Fund to identify the investor opening the account. Documents provided in connection with opening an account will be used solely to establish and identify the investor's identity. Investments will be accepted and processed at the net asset value per share next-determined after receipt of the application in proper form (or upon receipt of all identifying information required on the application). However, the Fund reserves the right to close and liquidate an account at the then-current day's price if, in its sole discretion, the Fund determines that it is unable to identify the investor's identity. If the Fund closes or liquidates a shareholder's account, the shareholder may be subject to a gain or loss on the redemption of Fund shares and shareholders subject to tax may incur tax liability.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur transaction charges on the sale of any such securities so received in payment of redemptions. In addition, the securities will be subject to market risks until shareholders sell them.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Manager, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Fund reserves the right (and may be required to by law) to: refuse, cancel or rescind any purchase or exchange order; freeze any account; suspend account services; and/or involuntarily redeem a shareholder's account in cases of suspected fraudulent or illegal activity. One or more of these actions may be taken when, in the Fund's sole discretion, they are deemed to be in the best interest of the Fund or when the Fund is requested or compelled to do so by applicable law or authority. If a shareholder account is closed at the request of governmental authority, the shareholder may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by IBT Co. (the "Custodian"), with assistance of the Sub-Advisers, under the general supervision of a Fair Value Pricing Committee appointed by the Board of Directors. The Custodian may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, a pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuations are reviewed by the officers of the Company under the general supervision of the Board of Directors. If there is no readily ascertainable market value for a security, the Fair Value Pricing Committee may make a good faith determination as to the "fair value" of the security in accordance with procedures adopted by the Board of Directors.

Securities with original maturities of 60 days or less may be valued by the amortized cost method, unless it is determined not to represent fair value in accordance with procedures adopted by the Board of Directors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (unless amortized cost is determined in accordance with procedures approved by the Board of Directors not to represent fair value) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Fund that are not discussed in the Fund's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders and the discussion here and in the Fund's prospectuses is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of that Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such taxes will be eliminated. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Manager or Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions by the Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions attributable to the Fund's net capital gains will be taxable to shareholders as long-term capital gains (currently at a maximum rate of 15%), regardless of how long you have held your shares in the Fund. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a taxable shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a taxable shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Fund will inform its shareholders of the amount of the shareholder's ordinary income dividends, qualified dividend income, and capital gain distributions, if any, shortly after the close of each calendar year. If a shareholder has not held Fund shares for a full year, the Fund may designate and distribute to the shareholder, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of the shareholder's investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Generally, shareholders should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund on December 31 of the preceding year.

In the case of corporate shareholders of the Fund, distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in the shareholder's alternative minimum taxable income calculation.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the U.S. Treasury the amount withheld from distributions payable to any individual or non-corporate shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that he or she is a U.S. person, including a U.S. resident alien.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction. The Board reserves the right to cause the Fund not to qualify for a RIC for a taxable year if it determines that it would be beneficial to the Fund's shareholders.

STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to a shareholder from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

The Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Fund. The Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of execution, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Advisers generally seek competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Sub-Advisers seek to select brokers or dealers that offer the Fund the best price and execution and other services which are of benefit to the Fund.

The Sub-Advisers may, consistent with the interests of the Fund, consider research services that a broker or a dealer provides in selecting brokers and dealers for the Fund. Such services may include analysis of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by them under their Sub-Advisory Agreements. If, in the judgment of a Sub-Adviser, Fund or other accounts managed by the Sub-Adviser will be benefited by supplemental research services, the Sub-Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. In addition to agency transactions, the Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Sub-Adviser will find all of such services of value in advising the Fund.

The Sub-Advisers may aggregate orders for purchase or sale of Fund assets with similar orders being made concurrently for other accounts managed by a Sub-Adviser, if, in the Sub-Adviser's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the transaction price, brokerage commission and other expenses. The determination of such economic benefit to the Fund by a Sub-Adviser may represent the Sub-Adviser's evaluation that a Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In any single transaction in which purchases and or sales of securities of any issuer for the account of a Fund are aggregated with other accounts managed by a Sub-Adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the Fund.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Investment Manager and to the Fund's Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The Investment Manager and the Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively referred to as the "Proxy Voting Procedures"). The Proxy

Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund, and the interests of the Investment Manager, the Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager, Sub-Advisers, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, which may include, subject to limitations contained in those policies, securities that may be purchased or held by the Fund. Access persons are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings ("IPOs") or private placements or are prohibited from investing in IPOs or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. The Fund, as a separate series of the Company, votes separately on matters affecting only the Fund. Voting rights are not cumulative. As a Delaware business trust, the Company is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares thereof. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Directors of the Company may create additional series of shares or separate classes of the Fund. All consideration received by the Company for shares of the Fund (or separate class) and all assets in which such consideration is invested would belong to the Fund (or separate class) and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2004, the Fund did not have any "control persons" or "principal holders of securities" as those terms are defined under the 1940 Act.

APPENDIX A-DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Highest Credit Quality) indicates the strongest capacity for timely payment of financial commitments. The rating F-2 (Good Credit Quality) reflects a satisfactory capacity for timely payment of financial commitments but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B-PROXY VOTING PROCEDURES

                                                    DATE OF POLICY: JULY 1, 2003


                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.


                                  PROXY VOTING

POLICIES AND PROCEDURES


Commonfund Asset Management Company, Inc. ("Adviser") is an indirect subsidiary of The Common Fund for Nonprofit Organizations ("TCF"), and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 (as amended, the "IA Act"). Adviser acts as principal adviser to a series of commingled investment Fund, each of which is an advisory client (howsoever organized, each a "Fund" and collectively the "Funds").*

In general, Adviser has entered into sub-advisory arrangements with respect to the assets of the Fund with unaffiliated investment managers (each such investment manager being a "Manager"). These arrangements may take the form of separate account relationships through which the Manager is accorded investment discretion (such relationships being "Separate Accounts," and each Manager of such a relationship being a "Separate Account Manager"). Adviser may also invest some or all of the assets of a Fund in one or more underlying commingled investment Fund operated or managed by Managers (such investment Fund being "Sub Fund").

Unless otherwise provided in any Fund's governing documents, Adviser has the authority and discretion to vote any equity securities held by the Fund on matters relating to the issuers of such securities, whether by proxy or otherwise (such voting being referred to as "proxy voting"). In the case of any of the Fund's assets that may be held through Separate Accounts, Adviser has generally delegated its authority and discretion to vote proxies to the Fund's various Managers. However, in the case of any the Fund's assets that are invested in Sub Fund, the Fund generally does not posses any right to vote equity securities that are owned within the investment portfolios of such Sub Fund; instead, the Fund owns interests in the Sub Fund themselves, and only possesses such voting rights as may be provided to shareholders of or investors in those Sub Fund.

In order to ensure that proxies are voted on behalf of the Fund and in the Fund's best interests, that records of proxy votes are retained by the Managers and the Adviser, and that conflicts of interest, actual or potential, relating to proxy voting are resolved in the best interests of the Fund, Adviser has adopted the following policies and procedures. These policies and procedures are intended to comply with the requirements of the SEC's Rule 206(4)-6 issued under the IA Act.

1) Scope of Policies and Procedures

These policies and procedures apply to all proxy voting opportunities presented to the Fund (including opportunities to vote with respect to interests held in Sub Fund), and to each Separate Account Manager engaged on behalf of the Fund.

2) General Proxy Voting Policy

Adviser has adopted the overall policy of TCF and its affiliates (collectively, "Commonfund Group") that

----------
* Adviser also has advisory relationships with institutional clients for whom it provides asset allocation and similar consultative services; in these arrangements, Adviser does not possess proxy voting discretion.

proxies be voted so as to maximize shareholders' long-term gains.

Adviser believes that each Separate Account Manager is in the best position, consistent with its own policies and procedures described in Section 6 below, to determine how best to vote proxies so as to achieve Commonfund Group's policy of maximizing shareholders' long-term gains. Accordingly, Adviser has delegated to its Managers the task of determining how to vote each proxy relating to a security held by the Fund.

Although Adviser has delegated voting discretion to its Separate Account Managers, consistent with its overall goal of maximizing long-term gains, Adviser has suggested some general guidelines for exercising that discretion. Adviser believes that Separate Account Managers will generally promote Commonfund Group's policy by voting in favor of management. In the great majority of instances, such recommendations are considered consistent with the beneficial account owner's best long-term interest. However, Adviser has also suggested that managers should consider voting "against" management's position on certain proposals when management's position (1) may have negative effects on stock price and/or shareholder rights, (2) appears to benefit unreasonably existing management at the expense of shareholders, or (3) may be contrary to what Adviser perceives as the public interest or the long term interest of the company.

Although Adviser seeks to maximize investment return on portfolio assets within acceptable risk parameters, it remains cognizant that such responsibility must be balanced against a corporation's demonstrated exercise of corporate conscience. While thoughtful persons may disagree on specific issues of social responsibility, Commonfund Group generally believes that responsible corporate behavior is compatible with producing maximum long-term results.

Voting Opportunities In Separate Accounts

Separate Account Managers are expected to vote both on shareholder and management proposals at all U.S. companies. In addition, managers are required to vote on issues raised at non-U.S. companies, where appropriate. In this regard, Adviser notes that there are increasingly cost-efficient methods for gaining information on global proxy voting, including timely translations of foreign language proxy statements.

4) Voting Opportunities With Respect To Sub Fund

Adviser will vote, on behalf of the Fund, on all proxy voting issues presented by Sub Fund to holders of interests in such Sub Fund. Adviser considers requests by Sub Fund for formal investor consents or approvals, as well as requests for investor votes, to be covered by this policy.

In voting proxies presented by Sub Fund, Adviser will follow the general proxy voting policy described in Section 2 above. Adviser does not believe that it is practicable to establish more specific guidelines with respect to voting Sub Fund proxies, as in Adviser's experience such proxies (which are infrequent relative to proxies of public companies) tend to relate to a wide spectrum of different issues that resist categorization. These range from change of control of the adviser to the Sub Fund to narrow waivers of particular provisions in a the documents governing a Sub Fund.

Upon receipt of a proxy from a Sub Fund, Adviser will cause its investment personnel responsible for the Fund to which the proxy was directed to study the proxy in consultation with counsel, and then to vote the proxy in accordance with the principles described in the foregoing paragraph. Records of such voting will be maintained as provided in Section 8 below.

As stated in the preamble above, Adviser has no authority to vote proxies issued to a Sub Fund by companies in which the Sub Fund has invested, and such underlying portfolio proxies are not covered by these Policies and Procedures.

5)  Conflicts of Interest

      a) Conflicts Relating To Adviser

      Neither Adviser nor Commonfund Group is engaged in any material business other than managing investment Fund for nonprofit institutional investors. Nevertheless, certain conflicts involving Adviser or Commonfund Group in connection with proxy voting for the Fund, including the following:

                 i) Two or more Fund, or one or more Fund together with other investment Fund managed by Commonfund Group, could own securities of the same issuers, and could have differing interests in connection with voting those securities.

                 ii) Adviser or one of its Commonfund Group affiliates could own a material voting position in securities of the same issuer as one of the Fund, and could have differing interests with respect to voting those securities. For purposes of these policies and procedures, a "material voting position" means direct or indirect voting control over 1% or more of the voting stock of such issuer.

                 iii) Directors, officers or senior employees of Adviser,
             Commonfund or one of Adviser's Commonfund Group affiliates could have a material economic relationship with an issuer of securities held by a Fund, and thereby could have differing interests with respect to voting securities of that issuer. For purposes of these policies and procedures, "material economic relationship" means (a) any employment relationship, (b) any economic relationship producing in excess of $10,000 in gross income for such person within the past twelve months, or (c) any direct or indirect beneficial ownership of equity securities equal to or greater than 1% of the total voting stock of such issuer, and includes any such relationships between such issuer and any member of any such person's immediate family.

      Should there arise any conflict or potential conflict of the types described above, Adviser shall, consistent with the following procedures, report it promptly to the Proxy Control Officer, as described in Section 6 below. Thereafter, Adviser shall vote, or shall direct its Separate Account Managers to vote, any proxy affected by such conflict or potential conflict in accordance with the directions of such Proxy Control Officer.

      Normally, there will be no possibility of conflicts or potential conflicts of the type described in subparagraph (i) above; this is because Adviser and each of its Commonfund Group advisory affiliates have adopted substantively identical policies and procedures with respect to proxy voting that apply to all Fund and other investment Fund managed by Commonfund Group, and therefore no such Fund should have differing interests with respect to voting proxies of issuers of securities held in common. However, if Adviser ever votes a proxy, or directs a Separate Account Manager to vote a proxy, on behalf of a Fund in a manner intended to depart from the policy stated in Section 2 above, it shall ascertain whether any other Fund or investment fund managed by Commonfund Group also holds securities of the same issuer, and if so report the potential conflict to the Proxy Control Officer.

      With respect to conflicts or potential conflicts of the type described in subparagraph (ii) above, Adviser shall monitor its proprietary holdings in publicly-held issuers subject to these policies and procedures, whether they are held directly or indirectly through other commingled investment Fund, and promptly report to the Proxy Control Officer any material voting positions as defined above.

      Finally, with respect to conflicts or potential conflicts of the type described in subparagraph iii) above, Adviser shall determine at least once annually whether any of its directors, officers or senior employees have material economic relationships, as defined above, with any issuers of publicly-held securities owned by any Fund. For purposes of this procedure, Adviser may utilize information gathered in connection with Commonfund Group's Personal Securities Trading Policy, or other relevant policies or procedures. Adviser shall promptly notify the Proxy Control Officer of any such relationships.


      b) Conflicts Relating To A Manager

      Adviser shall request that each Manager maintain its own policy with respect to conflicts or potential conflicts arising out of proxy voting (see Section 6 below). In the event that Manager does not maintain its own policy on conflicts of interest, Adviser shall request that Manager adhere to the policies and procedures set forth herein as if applicable to Manager.

6)  Commonfund Group Proxy Control Officer

Adviser hereby appoints whosoever is acting as the Commonfund Group Proxy Control Officer as Proxy Control Officer for purposes of these policies and procedures, provided that, the Proxy Control Officer shall in no event be a member of Adviser's investment staff.

The Proxy Control Officer shall have overall responsibility for assuring compliance with these policies and procedures, as well as for maintaining the records of proxy voting described in Section 8 below. The Proxy Control Officer shall bring any material violations of these policies and procedures promptly to the attention of the Compliance Officer and of the senior executive officer of Adviser.

In the event of a conflict as described in Section 4 above, the Proxy Control Officer shall be responsible for determining how the affected securities should be voted on behalf of a Fund, whether by Adviser or a Manager, and for issuing appropriate directions. It shall be the responsibility of the Proxy Control Officer to seek to make such determinations solely on the basis of the interests of the affected Fund, and in a manner consistent with the policy expressed in
Section 2 above. In making such a determination, the Proxy Control Officer may, but need not, seek to ascertain the voting intentions of any of the Fund's non-conflicted Managers, and to take into account such those intentions. The Proxy Control Officer also, but need not, seek guidance from Adviser's Board of Directors, from the Investment Committee of Commonfund's Board of Trustees, counsel or any advisory committee that has been constituted by Adviser or Commonfund Group.

If the Proxy Control Officer has a conflict with respect to a specific proxy vote, the Proxy Control Officer shall delegate his or her responsibilities with respect to such vote to another individual who (i) is independent of such conflict (as determined in good faith by the Proxy Control Officer and approved by Adviser's Compliance Officer); and (ii) agrees to comply with the provisions of this Section 6.

7)  Separate Account Managers' Proxy Voting Policies

Adviser shall provide a copy of these policies and procedures to each of its Separate Account Managers at least once annually, and shall request that each Separate Account Manager respond to Adviser in writing to explain how it has implemented these policies and procedures.

Adviser shall also request that each Separate Account Manager maintain a written policy concerning conflicts of interest or potential conflicts of interest could arise with respect to proxy voting by Separate Account Manager on behalf of clients, or on behalf of investors in client Fund. Adviser shall request that each Separate Account Manager provide it with a current copy of any such policy at least once annually.

Certain Separate Account Managers that are not registered advisers under the IA Act may not be required by the SEC to maintain policies with respect to conflicts of interest in proxy voting. Such a Separate Account Manager may decline Adviser's request that it adopt such a policy. In such a situation, Adviser may continue to engage Separate Account Manager or invest the Fund in Sub Fund operated by it, but only if such Separate Account Manager agrees to comply with these policies and procedures as if applicable to it.

8)  Recordkeeping

Adviser shall maintain copies of: (1) each Separate Account Manager proxy voting policy referred to in Section 7 above; (2) each instrument by which a Fund votes a proxy relating to an interest in a Sub Fund; (3) all correspondence with Managers concerning proxy voting; (4) all internal memoranda or correspondence relating to proxy voting; (5) Adviser's current and prior Proxy Voting Policies and Procedures; (6) a record of all written requests from Fund shareholders for proxy voting information and Adviser's responses to those requests; and (7) any other documents prepared by Adviser and/or the Proxy Control Officer that are material to making a decision on how to vote a proxy, or that memorialize the basis for the decision.

In addition, Adviser shall ask each Separate Account Manager annually to complete a record of all proxies voted on behalf of any Fund during the Fund's most recent fiscal year. Such records shall be in the format of, and include the information required by, the Commonfund Group proxy voting record form, as updated from time to time and as maintained by the Proxy Control Officer. All such records shall be reviewed by and maintained by the Proxy Control Officer.

In conjunction with the records of all proxies voted during the past fiscal year on behalf of any Fund, each Separate Account Manager shall provide a certification of its compliance with the policies and procedures stated herein, as well as any of its own policies or procedures relating to proxy voting.

All records maintained under this Section 8 shall be maintained in the locations and for the periods proscribed by Adviser's Compliance Manual for records maintained by Adviser under the IA Act.

                           DG CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

II.   STATEMENTS OF POLICIES AND PROCEDURES

      A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

             We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in
             Part III of these Proxy Voting Policies and Procedures.

      B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:

             1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

             2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

             3. We may engage an independent third-party to determine how the proxy should be voted; or

             4. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

             We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      C.     LIMITATIONS ON OUR RESPONSIBILITIES

             1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

             2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

             3.  Special Client Considerations.

                 a. MUTUAL FUNDS. WE VOTE PROXIES OF OUR MUTUAL FUND CLIENTS SUBJECT TO THE FUNDS' APPLICABLE INVESTMENT RESTRICTIONS.

                 b. ERISA ACCOUNTS. WITH RESPECT OUR ERISA CLIENTS, WE VOTE PROXIES IN ACCORDANCE WITH OUR DUTY OF LOYALTY AND PRUDENCE, COMPLIANCE WITH THE PLAN DOCUMENTS, AS WELL AS OUR DUTY TO AVOID PROHIBITED TRANSACTIONS.

             4. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

      D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

      E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

      F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment

             Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.  PROXY GUIDELINES

      The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.


ANNUAL ELECTION OF DIRECTORS

      DG Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:

         o Election of directors based upon classes or staggered terms tends to entrench present management;

         o Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

         o Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder's investment.


BOARD OF DIRECTORS

      DG Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:

         o Independence is necessary for the effective functioning of the board and its committees.

      DG Capital is in favor of directors being compensated reasonably for performance in cash or equity. DG Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

         o Helps to ensure that a director's interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

         o Pension and benefit programs may compromise the independence of directors.


CONFIDENTIAL VOTING

      DG Capital supports a system of confidential voting for the following reasons:

         o   Ensures confidentiality;

         o   Promotes corporate democracy and the integrity of the proxy system;
             and

         o   Avoids potential for coercion or improper influence.


CUMULATIVE VOTING

      DG Capital supports cumulative voting for the following reasons:

         o Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

         o Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

         o Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.


EXECUTIVE COMPENSATION

         o DG Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

         o DG Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

         o DG Capital supports stock-based compensation plans which are broad-based.

         o DG Capital does not support narrowly based plans with large dilution (more than 10%).

         o DG Capital does not support replacement or repricing of "underwater" stock options.

         o DG Capital supports shareholder proposals that link executive compensation to the company's achievement of long term performance goals.


GOLDEN-PARACHUTE PAYMENTS

      DG Capital does not support the compensation agreement known as golden parachutes for the following reasons:

         o Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

         o Excessive exit payments come at the expense of shareholders' net worth and represents a waste of corporate assets.


PLACEMENT OF SECURITIES

      DG Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:

         o By the placement of a large amount of voting stock in "friendly hands," management may effectively block shifts in control of the company;

         o Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders' investment; and

         o Shareholders should be given a voice in matters involving control of a company.


"POISON PILL" AMENDMENTS OR PROPOSALS

      DG Capital believes that "poison pill" amendments to a company's by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:

         o Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

         o Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

         o Poison pills seem to have no utility except to discourage third-party bids for a company's stock; and

         o Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).


SOLICITATION OF POLITICAL CONTRIBUTIONS

      DG Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:

         o Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

         o Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

         o Solicitation by management may expose a company to litigation and diminish shareholder value.


STOCK WITH DISPROPORTIONATE VOTING RIGHTS

      DG Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

         o Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

         o Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

         o Stock with unequal voting rights violates the concept of shareholders' or corporate democracy; and

         o Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders' investment.


STOCK OWNERSHIP FOR DIRECTORS

      DG Capital favors requiring directors to own some amount, however modest, of their company's stock for the following reasons:

         o Helps to ensure that a director's interests coincide with the company's shareholders; and

         o May increase management's sensitivity and responsiveness to shareholder concerns.


CORPORATE/SOCIAL RESPONSIBILITY

      DG Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, DG Capital would generally support shareholder proposals that have a positive impact upon these issues.


Version:  July 6, 2003

                    SUMMARY OF EDGEWOOD MANAGEMENT COMPANY'S
                      PROXY VOTING POLICIES AND PROCEDURES

                               AS OF JUNE 30, 2003

Edgewood Management believes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly exercised. When Edgewood has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with the following policies and procedures.

All proxy statements and ballots received by Edgewood are sent to the Proxy Officer. The vast majority are received electronically through a third party, the ADP Corporation's Proxy Edge system. When a proxy is received, the Proxy Officer will produce the ballot and a summary of key issues and send them to the Investment Committee. The Committee has established general guidelines for proxy voting, which will be followed unless a client has established other criteria for their holdings. These guidelines include: generally vote in favor of routine corporate housekeeping proposals including appointment of auditors and election of directors (unless there are governance issues); generally vote against proposals that make it difficult to replace directors or that cause management to be too heavily represented on the board. Issues having to do with management compensation or those that entrench existing management will receive careful scrutiny. Edgewood will also weigh shareholder proposals instead of automatically following management's recommendations on those issues.

In the remote possibility that a conflict of interest exists, for example when Edgewood has a business relationship with a firm or an individual directly affected by an issue on the proxy, Edgewood will decide whether voting with the existing guidelines is in the client's best interest. If not, Edgewood will determine what action is appropriate including whether to disclose the conflict or to simply notify those clients who own the security and request that the client vote.

Any client has the right to contact Edgewood's Proxy Officer, Randy Vargas, by phone or e-mail at rvargas@edgewood.com in order to find out how the proxies of the stocks in their portfolio were voted. Clients may also request in writing that all materials be sent to them to allow them to vote their own proxies, in which case Edgewood will no longer exercise any discretion on behalf of that client. Paper or electronic records of proxy votes will be maintained for five years, including two years on-site for any paper records, although almost all of the firm's voting is done electronically.

The detailed proxy voting guidelines will become part of Edgewood's ADV Part II by the SEC mandated deadline of August 6, 2003 and all copies of the ADV Part II requested after that date will contain the guidelines. Edgewood Management Company hopes this summary is useful in explaining this important issue affecting corporate governance and shareholder rights. Please feel free to call us with any questions.

Wellington Management Company, LLP
Proxy Policies and Procedures

Dated: April 30, 2003


INTRODUCTION

         Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

      Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

      As a matter of policy, Wellington Management:

      1
      Takes responsibility for voting client proxies only upon a client's written request.

      2
      Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

      3
      Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

      4
      Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

      5
      Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

      6
      Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

      7
      Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

      8
      Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

      9
      Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

      Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day to- day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

      Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

      AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

      RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

      RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

      RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

      PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

      o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

      o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

      o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

      MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

      If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

      In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

      SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

      SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

      In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

      LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

      Wellington Management maintains records of proxies voted pursuant to
      Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

      Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

PART C:  OTHER INFORMATION

Item 23.  Exhibits:

   (a)(1) Certificate of Trust dated August 12, 1999, is incorporated by reference to Exhibit (a)(1) of the Registrant's Initial Registration Statement as filed via EDGAR (Accession No. 0000893220-99-000977) on August 17, 1999.

   (a)(2) Declaration of Trust of Commonfund Institutional Funds, dated August 7, 1999, is incorporated by reference to Exhibit (a)(2) of the Registrant's Initial Registration Statement as filed via EDGAR (Accession No. 0000893220-99-000977) on August 17, 1999.

   (b) Amended and Restated By-Laws are incorporated by reference to Exhibit (b) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (c) Instruments defining rights of Security Holders incorporated by reference to the Declaration of Trust of Commonfund Institutional Funds, filed via EDGAR (Accession No. 0000893220-99-000977) as Exhibit (a)(2) to the Registrant's Initial Registration Statement on August 17, 1999, and the By-Laws, filed via EDGAR (Accession No. 0000893220-99-000977) as Exhibit (b) to the Registrant's Initial Registration Statement on August 17, 1999.

   (d)(1) Investment Advisory Agreement between the Registrant and Commonfund Asset Management Company, Inc. is incorporated by reference to Exhibit (d)(1) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-500746) on June 29, 2001.

   (d)(2) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Wellington Management Company, LLP with respect to the Commonfund Short Duration Fund is incorporated by reference to Exhibit (d)(2) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (d)(3) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Western Asset Management Company with respect to the Commonfund Short Duration Fund is incorporated by reference to Exhibit (d)(3) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (d)(4) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Western Asset Management Company with respect to the CIF Inflation-Indexed Bond Fund is incorporated by reference to Exhibit (d)(4) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-02-002554) on August 28, 2002.

   (d)(5) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Artisan Partners with respect to the CIF Small Cap Fund is incorporated by reference to Exhibit
            (d)(5) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(6) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Capital Guardian Trust Company with respect to the CIF International Equity Fund is incorporated by reference to Exhibit (d)(6) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (d)(7) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and John A. Levin & Co., Inc. with respect to the CIF Core Equity Fund is incorporated by reference to Exhibit (d)(13) to the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001409) on December 14, 2000.

   (d)(8) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Marsico Capital Management LLC with respect to the CIF Core Equity Fund is incorporated by reference to Exhibit (d)(14) to the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001409) on December 14, 2000.

   (d)(9) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Martingale Asset Management, L.P. with respect to the CIF Small Cap Fund is incorporated by reference to Exhibit (d)(10) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(10) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Martingale Asset Management, L.P. with respect to the CIF Core Equity Fund is incorporated by reference to Exhibit (d)(11) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(11) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Artisan Partners with respect to the CIF Core Equity Fund is incorporated by reference to Exhibit
            (d)(12) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(12) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and BlackRock Advisors, Inc. with respect to the CIF Core Plus Bond Fund is incorporated by reference to Exhibit (d)(17) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (d)(13) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and TT International Investment Management with respect to the CIF International Equity Fund is incorporated by reference to Exhibit (d)(22) to the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001409) on December 14, 2000.

   (d)(14) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc., Western Asset Management Company and Western Asset Management Company Limited with respect to CIF Core Plus Bond Fund is incorporated by reference to Exhibit (d)(26) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (d)(15) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Chartwell Investment Partners, L.P. with respect to the CIF Small Cap Fund is incorporated by reference to Exhibit (d)(16) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(16) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and TCW Asset Management Company with respect to the CIF Small Cap Fund is incorporated by reference to Exhibit (d)(17) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (d)(17) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Causeway Capital Management LLC with respect to the CIF International Equity Fund is filed herewith.

   (d)(18) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Mastholm Asset Management LLC with respect to the CIF International Equity Fund is filed herewith.

   (d)(19) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Philadelphia International Advisors, LP with respect to the CIF International Equity Fund is filed herewith.

   (d)(20) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and William Blair & Company, LLC with respect to the CIF International Equity Fund is filed herewith.

   (d)(21) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and DG Capital Management, Inc. with respect to the CIF All Cap Equity Fund to be filed by later amendment.

   (d)(22) Investment Sub-Advisory Agreement between the Registrant and Edgewood Management Company with respect to the CIF All Cap Equity Fund to be filed by later amendment.

   (d)(23) Investment Sub-Advisory Agreement between the Registrant, Commonfund Asset Management Company, Inc. and Wellington Management Company, LLP with respect to the CIF All Cap Equity Fund to be filed by later amendment.

   (d)(24) Form of Contractual Waiver Agreement between the Registrant and Commonfund Asset Management Company, Inc. with respect to the CIF Short Duration, CIF Core Plus Bond, CIF Core Equity, CIF Small Cap and CIF International Equity Funds is filed herewith.

   (e) Distribution Agreement between the Registrant and Commonfund Securities, Inc. is incorporated by reference to Exhibit (e) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (f)      Not applicable.

   (g) Custodian Agreement between the Registrant and Investors Bank & Trust Company is incorporated by reference to Exhibit (g) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (h)(1) Administration Agreement between the Registrant and Investors Bank & Trust Company is incorporated by reference to Exhibit (h)(1) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (h)(2) Transfer Agency Agreement between the Registrant and Investors Bank & Trust Company is incorporated by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (h)(3) Amended and Restated Delegation Agreement between the Registrant and Investors Bank & Trust Company is incorporated by reference to Exhibit (h)(3) of the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501285) on August 31, 2001.

   (i)      Opinion and Consent of Counsel to be filed by later amendment.

   (j)      Accountant's Consent to be filed by later amendment.

   (k) Subscription Agreement between the Registrant and Commonfund Asset Management Company is incorporated by reference to Exhibit (k) of the Registrant's Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-000041) on January 18, 2000.

   (l)      Not applicable.

   (m)      Not applicable.

   (n)      Not applicable.

   (o)      Not applicable.

   (p)(1) Code of Ethics for the Registrant, incorporated by reference to Exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 1 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001107) on September 29, 2000.

   (p)(2) Code of Ethics for Commonfund Asset Management Company, Inc. is incorporated by reference to Exhibit (p)(2) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-500746) on June 29, 2001.

   (p)(3) Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Exhibit (p)(3) to the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No.
            0000893220-00-001409) on December 14, 2000.

   (p)(4) Code of Ethics for Western Asset Management Company, is incorporated by reference to Exhibit (p)(4) to the Registrant's Post-Effective Amendment No. 10 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-03-001480) on June 11, 2003.

   (p)(5) Code of Ethics for Artisan Partners Limited Partnership, is incorporated by reference to Exhibit (p)(5) to the Registrant's Post-Effective Amendment No. 10 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-03-001480) on June 11, 2003.

   (p)(6) Code of Ethics for Capital Guardian Trust Company is incorporated by reference to Exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (p)(7) Code of Ethics for John A. Levin & Co., Inc., incorporated by reference to Exhibit (p)(13) of the Registrant's Post-Effective Amendment No. 1 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001107) on September 29, 2000.

   (p)(8) Code of Ethics for Marsico Capital Management LLC is incorporated by reference to Exhibit (p)(7) of the Registrant's Post-Effective Amendment No. 11 as filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.

   (p)(9) Code of Ethics for Martingale Asset Management, L.P. is incorporated by reference to Exhibit (p)(10) to the Registrant's Post-Effective Amendment No. 10 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-03-001480) on June 11, 2003.

   (p)(10) Code of Ethics for BlackRock Advisors, Inc., is incorporated by reference to Exhibit (p)(17) to the Registrant's Post-Effective Amendment No. 4 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-501235) on August 31, 2001.

   (p)(11) Code of Ethics for TT International Investment Management is incorporated by reference to Exhibit (p)(22) to the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001409) on December 14, 2000.

   (p)(12) Code of Ethics for Western Asset Management Company Limited is incorporated by reference to Exhibit (p)(26) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-01-500746) on June 29, 2001.

   (p)(13) Code of Ethics for Chartwell Investment Partners, Inc. is incorporated by reference to Exhibit (p)(17) to the Registrant's Post-Effective Amendment No. 10 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950136-03-001480) on June 11, 2003.

   (p)(14) Code of Ethics for TCW Asset Management Company is incorporated by reference to Exhibit (p)(18) to the Registrant's Post-Effective Amendment No. 10 as filed with the Securities and

            Exchange Commission via EDGAR (Accession No. 0000950136-03-001480) on June 11, 2003.

   (p)(15) Code of Ethics for Commonfund Securities, Inc., incorporated by reference to Exhibit (p)(24) of the Registrant's Post-Effective Amendment No. 1 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000893220-00-001107) on September 29, 2000.

   (p)(16) Code of Ethics for Causeway Capital Management LLC is filed herewith.

   (p)(17)  Code of Ethics for Mastholm Asset Management LLC is filed herewith.

   (p)(18) Code of Ethics for Philadelphia International Advisors, LP is filed herewith.

   (p)(19)  Code of Ethics for William Blair & Company, LLC is filed herewith.

   (p)(20)  Code of Ethics for DG Capital Management, Inc. is filed herewith.

   (p)(21)  Code of Ethics for Edgewood Management Company is filed herewith.

   (q)(1)   Powers of Attorney for Jerald L. Stevens, Louis M. Moelchert, David
            M. Lascell, John B. Carroll, Robert L. Bovinette, Peter L. Kirby and Verne O. Sedlacek are filed herewith.

Item 24.  Persons Controlled by or under Common Control with the Fund

   Not applicable.

Item 25.  Indemnification

Article III, Section 8. of the Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement is incorporated herein by reference.


   Section 8. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series or Class of which such Person is or was a Shareholder and from or in relation to which such liability arose.

Article XI of the By-Laws filed as Exhibit (b) to this Registration Statement is incorporated herein by reference.

   Section 1. Agents, Proceedings, Expenses. For the purpose of this Article, "agent" means any Person who is or was a Director, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; "proceeding" means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals);and "expenses" includes, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

   Section 2. Indemnification. Subject to the exceptions and limitations contained in Section 3 below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

   Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

       (a) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or

       (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

            (i) by the court or other body before which the proceeding was brought;

            (ii) by at least a majority of those Directors who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

              (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

   Section 4. Insurance, Rights Not Exclusive. The rights of indemnification herein provided may be insured against by policies maintained by the Trust on behalf of any agent, shall be severable, shall not be exclusive of or affect any other rights to which any agent may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of any agent.

   Section 5. Advance of Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Article XI; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Directors who are neither Interested Persons of the Trust nor parties to the proceedings, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification under this Article XI.

   Section 6. Fiduciaries of Employee Benefit Plan. The Article does not apply to any proceeding against any director, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such director, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUB-ADVISERS:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own or in the capacity of director, officer, employee, partner or trustee are as follows:

COMMONFUND ASSET MANAGEMENT COMPANY

Commonfund Asset Management Company is the Investment Adviser for the Registrant. Their principal business address is 15 Old Danbury Rd., P.O. Box 812, Wilton, CT, 06897-0812. Commonfund Asset Management Company is an investment adviser registered under the Investment Advisers Act of 1940.

          NAME AND POSITION WITH                                                      POSITION WITH OTHER
            INVESTMENT ADVISER                          OTHER COMPANY                       COMPANY
            ------------------                          -------------                       -------
Lyn Hutton                                  Commonfund Holding Company, Inc.        Executive Vice President
Chair of the Board and Chief Investment
Officer

Michael H. Strauss
Director and Chief Operating Officer

Verne O. Sedlacek                           The Common Fund for Nonprofit           President and Chief Executive
Director                                    Organizations                           Officer

                                            Commonfund Holding Company, Inc.        President

Arthur Z. Gardiner, Jr.                     Private law practice
Director

John W. Auchincloss                         The Common Fund for Nonprofit           General Counsel and Secretary
Secretary                                   Organizations

                                            Commonfund Holding Company, Inc.        Secretary

Laura J. Whitman                            Commonfund Holding Company, Inc.        Treasurer
Treasurer

MaryEllen Beaudreault
Director and Head of Fixed Income

A. Nicholas DeMonico
Director and Head of Marketable
Alternatives

ARTISAN PARTNERS LIMITED PARTNERSHIP

Artisan Partners is a Sub-Adviser for the CIF Core Equity Fund and CIF Small Cap Fund. Their principal business address is 1000 N. Water Street, Suite 1770, Milwaukee, WI 53202. Artisan Partners is an investment adviser registered under the Advisers Act.

             NAME AND POSITION WITH                                                     POSITION WITH OTHER
              INVESTMENT ADVISER                             OTHER COMPANY                     COMPANY
              ------------------                             -------------                     -------
Andrew A. Ziegler                                 Artisan Distributors LLC              President
Managing Director; Chief Executive Officer
                                                  Artisan Investment Corporation        President and Director

Lawrence A. Totsky                                Artisan Distributors LLC              Chief Financial Officer
Managing Director; Chief Financial Officer
                                                  Artisan Investment Corporation        Chief Financial Officer

Carlene M. Ziegler                                Artisan Investment Corporation        Vice President and Director
Managing Director; Portfolio Manager
                                                                                        Independent Director

Janet D. Olsen                                    Artisan Distributors LLC              Vice President
Managing Director; General Counsel
                                                  Artisan Investment Corporation        Vice President; Secretary


BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BAI') is a Sub-Adviser for CIF Core Plus Bond Fund. BAI's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BAI is an investment adviser registered under the Advisers Act.

       NAME AND POSITION WITH              OTHER COMPANY                                POSITION WITH OTHER
       ----------------------              -------------                                -------------------
         INVESTMENT ADVISER                                                                    COMPANY
         ------------------                                                                    -------
Paul L. Audet                              BlackRock Provident Institutional Funds      Treasurer
  Director
                                           BlackRock Funds                              Treasurer

                                           BlackRock Capital Management, Inc.           Director

                                           BlackRock Institutional Management           Director
                                           Corporation

                                           BlackRock Financial Management, Inc.         Chief Financial Officer & Managing
                                           New York, NY                                 Director

                                           BlackRock (Japan), Inc.                      Chief Financial Officer & Managing
                                                                                        Director

                                           BlackRock International, Ltd.                Chief Financial Officer & Managing
                                                                                        Director
                                           BlackRock, Inc.
                                           New York, NY                                 Chief Financial Officer & Managing
                                                                                        Director

                                      C-9


Laurence J. Carolan                        BlackRock Capital Management, Inc.           Managing Director & Director
  Managing Director and Director
                                           BlackRock, Inc.                              Managing Director

                                           BlackRock Institutional Management           Managing Director & Director
                                           Corporation

Robert P. Connolly                         BlackRock Capital Management, Inc.           Managing Director, General Counsel
  Managing Director, General Counsel                                                    & Secretary
  and Secretary
                                           BlackRock, Inc.                              Managing Director, General Counsel
                                                                                        & Secretary

                                           BlackRock International, Ltd.                Managing Director, General Counsel
                                                                                        & Secretary

                                           BlackRock (Japan), Inc.                      Managing Director, General Counsel
                                                                                        & Secretary

                                           BlackRock Institutional Management           Managing Director, General Counsel
                                           Corporation                                  & Secretary

                                           BlackRock Financial Management, Inc.         Managing Director, General Counsel
                                                                                        & Secretary

                                           BlackRock Investments, Inc.                  General Counsel & Secretary

Laurence D. Fink                           BlackRock Funds                              President  & Trustee
  Chief Executive Officer
                                           BlackRock Capital Management, Inc.           Chief Executive Officer

                                           BlackRock, Inc.                              Chairman & CEO

                                           BlackRock International, Ltd.                Chairman & CEO

                                           BlackRock (Japan), Inc.                      Chairman & CEO

                                           BlackRock Investments, Inc.                  Chairman & CEO

                                           BlackRock Institutional Management           Chief Executive Officer
                                           Corporation

                                           BlackRock Financial Management, Inc.         Chairman & CEO

Robert S. Kapito                           BlackRock Capital Management, Inc.           Vice Chairman & Director
  Vice Chairman and Director
                                           BlackRock International, Ltd.                Vice Chairman & Director

                                           BlackRock, Inc.                              Vice Chairman

                                           BlackRock Institutional Management           Vice Chairman & Director
                                           Corporation

                                           BlackRock (Japan), Inc.                      Vice Chairman & Director

                                      C-10

                                           BlackRock Investments, Inc.                  Director
                                           New York, NY

                                           BlackRock Financial Management, Inc.         Vice Chairman & Director

Kevin M. Klingert                          BlackRock Capital Management, Inc.           Managing Director & Director
  Managing Director and Director           Wilmington, DE

                                           BlackRock, Inc.
                                           New York, NY                                 Managing Director

                                           BlackRock Institutional Management
                                           Corporation                                  Managing Director & Director
                                           Wilmington, DE

                                           BlackRock Financial Management, Inc.
                                           New York, NY                                 Managing Director

John P. Moran                              BlackRock Capital Management, Inc.           Managing Director & Director
  Managing Director and Director           Wilmington, DE

                                           BlackRock, Inc.
                                           New York, NY                                 Managing Director

                                           BlackRock Institutional Management
                                           Corporation                                  Managing Director & Director
                                           Wilmington, DE

                                           BlackRock Investments, Inc.
                                           New York, NY                                 President

Thomas H. Nevin                            BlackRock Capital Management, Inc.           Managing Director & Director
  Managing Director and Director
                                           BlackRock, Inc.                              Managing Director

                                           BlackRock Institutional Management           Managing Director & Director
                                           Corporation

                                           BlackRock Financial Management, Inc.         Managing Director

Ralph L. Schlosstein                       BlackRock Provident Institutional Funds      Chairman & President
  President and Director
                                           BlackRock Capital Management, Inc.           President & Director

                                           BlackRock, Inc.                              President & Director

                                           BlackRock International, Ltd.                President & Director

                                           BlackRock (Japan), Inc.                      President & Director

                                           BlackRock Investments, Inc.                  Director

                                           BlackRock Institutional Management           President & Director
                                           Corporation

                                           BlackRock Financial Management, Inc.         President & Director

CAUSEWAY CAPITAL MANAGEMENT LLC

Causeway Capital Management LLC ("Causeway") is a Sub-Adviser for the CIF International Equity Fund. Their principal business address is located at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. Causeway is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                                                  POSITION WITH OTHER
INVESTMENT ADVISER                                        OTHER COMPANY                 COMPANY
------------------                                        -------------                 -------
Sarah H. Ketterer
Chief Executive Officer, Portfolio                                --                                  --
Manager

Harry W. Hartford
President, Portfolio Manager                                      --                                  --

Mark Cone
Executive Vice President, Chief                                   --                                  --
Marketing Officer

Gracie Fermelia
Chief Operating Officer                                           --                                  --

Turner Swan
General Counsel                                                   --                                  --

CHARTWELL INVESTMENT PARTNERS, L.P.

Chartwell Investment Partners, L.P. is a Sub-Adviser for the CIF Small Cap Fund. Their principal business address is located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                                                  POSITION WITH OTHER
INVESTMENT ADVISER                                        OTHER COMPANY                 COMPANY
------------------                                        -------------                 -------
Michael J. McCloskey
Managing Partner, Director of Clients                             --                                  --
Services and Marketing

Kevin A. Melich
Managing Partner, Portfolio Manager                               --                                  --

Bernard P. Schaffer
Managing Partner, Portfolio Manager                               --                                  --

Edward N. Antoian                                         Zeke, L.P.                    General Partner
Managing Partner, Portfolio Manager

Timothy J. Riddle
Managing Partner, Chief Operating Officer                         --                                  --

David C. Dalrymple
Managing Partner, Portfolio Manager                               --                                  --

                                      C-12

Harold A. Ofstie
Managing Partner, Portfolio Manager                               --                                  --

Winthrop S. Jessup
Managing Partner, President                                       --                                  --

Michael J. Jones
Managing Partner, Portfolio Manager                               --                                  --

Babak Zenouzi
Partner, Portfolio Manager                                        --                                  --

Leslie M. Varrelman
Partner, Director of Fixed Income                                 --                                  --

George H. Burwell
Partner, Portfolio Manager                                        --                                  --

G. Gregory Hagar
Partner, Chief Financial Officer                                  --                                  --

Maria E. Pollack
Partner, Director of Client                                       --                                  --
Administration

Michael J. Nalevanko
Partner, Head Trader                                              --                                  --

Christine F. Williams
Partner, Portfolio Manager                                        --                                  --

John E. Andress
Partner, Client Services & Marketing                              --                                  --

E. Todd Rittenhouse,
Partner, Client Services & Marketing                              --                                  --

Bobcat Partners                                           Maverick Partners             General Partner

John P. McNiff                                            Bobcat Partners               Indirect Limited Partner

Michael T. Kennedy                                        Bobcat Partners               Indirect Limited Partner

CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian Trust Company is a Sub-Adviser for the CIF International Equity Fund. Capital Guardian Trust Company's headquarters is located at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                                                  POSITION WITH OTHER
INVESTMENT ADVISER                         OTHER COMPANY                                COMPANY
------------------                         -------------                                -------
Andrew F. Barth                            Capital International Research, Inc.         Director, President and Research
Director and President                                                                  Director

                                      C-13

                                           Capital Research and Management Company      Formerly, Director

                                           Capital Guardian Research Company
                                                                                        Formerly, Director and President

Michael D. Beckman                         The Capital Group Companies                  Director
Director and Senior Vice President
                                           Capital Guardian Trust Company of Nevada     Director

                                           Capital International Asset Management,
                                           Inc.                                         Director and President

                                           Capital International Financial Services,
                                           Inc.                                         Director, President and Treasurer

                                           Capital International Asset Management
                                           (Canada), Inc.;                              Chief Financial Officer and
                                                                                        Secretary
                                           Capital Group International, Inc.
                                                                                        Senior Vice President
                                           Capital Guardian Trust Company
                                           Capital Guardian (Canada), Inc.              Formerly, Treasurer
                                           Capital Guardian Research Company

Michael A. Burik                           Capital International, Inc.                  Senior Vice President and Senior
Senior Vice President and Senior                                                        Counsel
Counsel

                                           Capital International Financial Services,    Vice President and Secretary
                                           Inc.

Elizabeth A. Burns
Senior Vice President                                           -                                     --

Roberta A. Conroy                          Capital International, Inc.                  Senior Vice President, and Senior
Senior Vice President and Senior Counsel                                                Counsel

                                           Capital Group International, Inc.            Secretary

                                           Capital Guardian Trust Company.              Formerly, Director

                                           Capital International, Inc.                  Formerly, Secretary

John B. Emerson                            Capital Guardian Trust Company, a Nevada     Director and President; Formerly,
Senior Vice President                      Corporation                                  Executive Vice President

Michael R. Ericksen                        Capital International Limited                Director and President; Formerly,
Director and Senior Vice President                                                      Senior Vice President

Michael A. Felix                           Capital Guardian (Canada), Inc.              Senior Vice President, and
Senior Vice President and Treasurer                                                     Treasurer

                                           Capital International, Inc.                  Director and Senior Vice
                                                                                        President; Formerly, Director

                                      C-14

                                           Capital Guardian Trust Company               Formerly, Vice President

David I. Fisher                            Capital International, Inc.                  Director and Vice Chairman
Director and Chairman                      Capital International Limited


                                           Capital Group International, Inc.            Director and Chairman

                                           Capital International Limited (Bermuda)      Director and President

                                           The Capital Group Companies, Inc.            Director
                                           Capital International Research, Inc.
                                           Capital Group Research, Inc.

                                           Capital Research and Management Company      Formerly, Director

                                           Capital International K.K                    Formerly, Director and Vice
                                                                                        Chairman

Clive N. Gershon                           Capital Guardian Trust Company               Formerly, Vice President
Senior Vice President

Richard N. Havas                           Capital International, Inc.                  Senior Vice President
Senior Vice President                      Capital International Limited
                                           Capital International Research, Inc.

                                           Capital Guardian (Canada), Inc.              Director and Senior Vice President

                                           Capital International Asset Management       Director
                                           (Canada), Inc.

Frederick M. Hughes, Jr.
Senior Vice President                                           --                                    --

Mary M. Humphrey                           Capital Guardian Trust Company               Formerly, Vice President
Senior Vice President

William H. Hurt                            Capital Guardian Trust Company, a Nevada     Director and Chairman
Senior Vice President                      Corporation

                                           Capital Strategy Research, Inc.              Director and Chairman

                                           Capital Guardian Trust Company               Formerly, Director

Peter C. Kelly                             Capital International, Inc.                  Director, Senior Vice President,
Director, Senior Vice President and                                                     Senior Counsel and Secretary
Senior Counsel
                                           Capital International Emerging Markets       Director
                                           Fund.

Charles A. King                            Capital Guardian Trust Company               Formerly, Vice President
Senior Vice President

Robert G. Kirby                            The Capital Group Companies, Inc.            Senior Partner
Chairman Emeritus

                                      C-15

Nancy J. Kyle                              Capital Guardian (Canada), Inc.              Director and President
Director and Senior Vice President

Karin L. Larson                            Capital Group Research, Inc.                 Director, Chairperson, and
Director                                                                                President

                                           Capital International Research, Inc.         Director and Chairperson

                                           Capital Guardian Research Company            Formerly, Director and Chairperson

                                                                                        Formerly, Director
                                           The Capital Group Companies, Inc.

Lianne K. Mair                             Capital Guardian Trust Company               Formerly, Vice President
Senior Vice President

James R. Mulally                           Capital International Limited                Senior Vice President
Director and Senior Vice President

Shelby Notkin                              Capital Guardian Trust Company, a Nevada     Director
Director and Senior Vice President         Corporation

Michael E. Nyeholt
Senior Vice President                                           --                                    --

Mary M. O'Hern                             Capital International Limited                Senior Vice President
Senior Vice President
                                           Capital International, Inc                   Senior Vice President
Jeffrey C. Paster
Senior Vice President                                           --                                    --

Jason M. Pilalas                           Capital International Research, Inc.         Senior Vice President
Director

Paula B. Pretlow
Senior Vice President                                           --                                    --

George L. Romine, Jr.
Senior Vice President                                           --                                    --

Robert Ronus                               Capital Guardian (Canada), Inc.              Director and Chairman
Director and Vice Chairman
                                           The Capital Group Companies, Inc.            Director, Non-Executive Chairman

                                           Capital Group International, Inc.            Director

                                           Capital International, Inc.                  Senior Vice President
                                           Capital International Limited
                                           Capital International S.A.

                                           Capital Guardian Trust Company               Formerly, President

Theodore R. Samuels                        Capital Guardian Trust Company, a            Director
Director and Senior Vice President         Nevada Corporation

Lionel A. Sauvage                          Capital International, Inc.                  Senior Vice President
Director and Senior Vice President
                                           Capital International Research, Inc.         Director

                                      C-16

John H. Seiter                             The Capital Group Companies                  Director
Director and Executive Vice President

Karen L. Sexton                            Capital Guardian Trust Company               Formerly, Vice President
Senior Vice President

Lawrence R. Solomon                        Capital International Research Inc.          Senior Vice President
Director and Vice President
                                           Capital Management Services Inc.             Director

Eugene P. Stein                            The Capital Group Companies Inc.             Director
Director and Vice Chairman
                                           Capital Guardian Trust Company               Formerly, Executive Vice President
Andrew P. Stenovec
Senior Vice President                                           --                                    --

Phillip A. Swan
Senior Vice President                                           --                                    --

Shaw B. Wagener                            The Capital Group Companies, Inc.            Director
Director                                   Capital International Management Company
                                           S.A.

                                           Capital International, Inc.                  Director and Chairman; Formerly,
                                                                                        President

                                           Capital Group International, Inc.            Director and Senior Vice President

Eugene M. Waldron
Senior Vice President                                           --                                    --

Alan J. Wilson                             Capital International Research Inc.          Director, Executive Vice President
Director and Vice President                                                             and Research Director, U.S.;
                                                                                        Formerly, Senior Vice President

DG CAPITAL MANAGEMENT, INC.

DG Capital Management, Inc. ("DG Capital") is a Sub-Adviser for the CIF All Cap Equity Fund. Their principal business address is 101 Arch Street, Suite 650, Boston, MA 02110. DG Capital is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
            INVESTMENT ADVISER                    OTHER COMPANY                             COMPANY
            ------------------                    -------------                             -------
Manu Daftary
President, CIO, Lead Portfolio Manager                  --                                     --

Chris Perras                                 AIM Opportunities Fund                Co-Manager
Co-Portfolio Manager

Gary Williams
COO, Head of Client Service                             --                                     --

Alan Pinto
Senior Vice President, Lead Analyst                     --                                     --

Garrett Nannene
Vice President, Head Trader                             --                                     --

Marshall Hurd                                Fidelity Management Trust             Senior Investment Analyst
Vice President-Research                      Company

John Sweeney
Vice President, Director of Operations                  --                                     --

EDGEWOOD MANAGEMENT COMPANY

Edgewood Management Company ("Edgewood") is a Sub-Adviser for the CIF All Cap Equity Fund. Their principal business address is 350 Park Avenue, 18th Floor, New York, NY 10022. Edgewood is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                   OTHER COMPANY                              COMPANY
             ------------------                   -------------                              -------
Alan Breed                                             --                                       --
Partner

Larry Creel                                            --                                       --
Partner

Kevin Seth                                             --                                       --
Partner

                                      C-18


Nick Stephens                                          --                                       --
Partner

Donna Colon                                            --                                       --
Partner

JOHN A. LEVIN & CO., INC.

John A. Levin is a Sub-Adviser for the CIF Core Equity Fund. Their principal business address is One Rockefeller Plaza, 19th Floor, New York, NY 10020. John
A. Levin is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
John A. Levin                                BKF Capital Group, Inc.           Chairman, President & Chief
Chairman, President & Chief Executive                                          Executive Officer;  Director
Officer
                                             LEVCO Securities, Inc.            Chairman, President & Chief
                                                                               Executive Officer;  Director

Gregory T. Rogers                            BKF Capital Group, Inc.           Executive Vice President & Chief
Executive Vice President & Chief                                               Operating Officer
Operating Officer

Glenn A. Aigen                               BKF Capital Group, Inc.           Senior Vice President & Chief
Senior Vice President & Chief                                                  Financial Officer
Financial Officer

Norris Nissim                                BKF Capital Group, Inc.           Vice President & General Counsel
Vice President & General Counsel
                                             LEVCO Securities, Inc.            Vice President & General Counsel

Philip W. Friedman                           LEVCO Securities, Inc.            Senior Portfolio Manager &
Senior Portfolio Manager                                                       Securities Analyst

John W.  Murphy                              LEVCO Securities, Inc.            Senior Portfolio Manager &
Senior Portfolio Manager                                                       Securities Analyst

MARSICO CAPITAL MANAGEMENT LLC

Marsico Capital is a Sub-Adviser for the CIF Core Equity Fund. Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Robert H. Gordon                             Banc of America Capital            President and CEO
Director                                     Management

                                      C-19

Christopher J. Marsico                                    --                                    --
Director and President

Thomas F. Marsico                                         --                                    --
Chief Executive Officer

Christie L. Austin                                        --                                    --
ExecutiveVice President

Thomas Kerwin                                Securities and Exchange            Senior Counsel, Office of Chief
General Counsel, Vice President              Commission, Division of            Counsel
and Secretary                                Investment Management

Mary L. Watson                                            --                                    --
Vice President - Client Services and
Assistant Secretary

Steve Carlson                                Marsico Enterprises, LLC           Senior Vice President Finance and
Chief Financial Officer                                                         Operations

MARTINGALE ASSET MANAGEMENT, L.P.

Martingale is a Sub-Adviser for the CIF Core Equity Fund and the CIF Small Cap Fund. Their principal business address is 222 Berkeley Street, Boston, MA 02116. Martingale is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Patricia J. O'Connor
Executive Vice President, Chief                           --                                    --
Financial Officer

Alan Jay Strassman                           Museum Enterprise Partners            Director
Chairman

Arnold Seton Wood
President, Chief Executive Officer                        --                                    --

William Edward Jacques
Executive Vice President, Chief                           --                                    --
Investment Officer

Douglas Evan Stark
Director of Research                                      --                                    --

Samuel Paul Nathans
Senior Portfolio Manager                                  --                                    --

Jill G. Brogan
Marketing                                                 --                                    --

                                      C-20

Betty Davis
Operations Manager                                        --                                    --

Ellen M. Kelly
Director of Trading                                       --                                    --

Guy A. Skaggs
Director of Technology                                    --                                    --

Jennifer L. Visco
Trading                                                   --                                    --

Joshua Margolis                              Customer Dialogue Systems, U.S.       Product Manager
Assistant Vice President

Thomas A. Cosmer                             Putnam Investments                    Account Executive and Officer
Executive Vice President, Director of
Marketing and Client Relations

MASTHOLM ASSET MANAGEMENT LLC

Mastholm Asset Management LLC ("Mastholm") is a Sub-Adviser for the CIF International Equity Fund. Their principal business address is 10500 N.E. 8th Street, Suite 1725, Bellevue, WA 98004. Mastholm is an investment adviser registered under the Advisers Act.

           NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Theodore J. Tyson                                          --                                  --
CIO, Portfolio Manager, Managing Director

Thomas M. Garr                                             --                                  --
Managing Director, COO, CFO

Joseph P. Jordan                                           --                                  --
Director, Senior Portfolio Manager

Douglas R. Allen                                           --                                  --
Director, Portfolio Manager

Thomas K. Pak                                              --                                  --
Director, Portfolio Manager

Arthur M. Tyson
Director- Research and Compliance                          --                                  --

Steve Arnold                                               --                                  --
Director-Trading

Rob Gernstetter
Director-Marketing                                         --                                  --

PHILADELPHIA INTERNATIONAL ADVISORS, LP

Philadelphia International Advisors, LP ("PIA") is a Sub-Adviser for the CIF International Equity Fund. Their principal business address is 1650 Market Street, Suite 1200, Philadelphia, PA 19103. PIA is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Andrew B. Williams                           Germantown Friends' School            Treasurer
CIO, Lead Portfolio Manager

Robert C. Benthem de Grave
Portfolio Manager                                           --                                  --

Frederick B. Herman, III                     Japan America Society of              Board Member
Portfolio Manager                            Greater Philadelphia

Peter W. O'Hara
Portfolio Manager                                           --                                  --

Christopher S. Delpi
Director-Research                                           --                                  --

James S. Lobb                                Riddle Memorial Hospital              Board Member
Managing Director

Jane A. Webster
Director-Sales                                              --                                  --

Kent E. Weaver, Jr.
Director-Client Service                                     --                                  --

Mary T. Evans
Director-Portfolio Administration                           --                                  --

TCW ASSET MANAGEMENT COMPANY

TCW Asset Management Company is a Sub-Adviser for the CIF Small Cap Fund. Their principal business address is 865 South Figueroa Street, Los Angeles, CA 90017. TCW is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Robert A. Day                                Freeport, McMoRan, Inc.               Director
Chairman and Chief Executive
Officer
                                             W.M. Keck Foundation                  Chairman

                                             Fisher Scientific International,      Director
                                             Inc.
                                                                                   Director
                                             Syntroleum Corporation
                                                                                   Director, Chairman & CEO
                                             Trust Company of the West

Thomas E. Larkin                             Trust Company of the West             Director & Vice Chairman
Vice Chairman

Marc I. Stern                                Qualcomm, Inc.                        Director
President and Vice Chairman
                                             Apex Mortgage Capital, Inc.           Director

Alvin R. Albe, Jr.                           Trust Company of the West             Director & Executive Vice
Executive Vice President &                                                         President
Chief Marketing Officer
                                             Syntroleum Corporation                Director

Robert D. Beyer                              Trust Company of the West             Director & President
Executive Vice President &
Chief Investment Officer                     American Restaurant Group             Director

                                             The Kroger Co.                        Director
Patrick R. Pagni
Executive Vice President, Deputy to                       --                                    --
the Chairman & CEO

William C. Sonneborn
Executive Vice President &                                --                                    --
Chief Operating Officer


TT INTERNATIONAL INVESTMENT MANAGEMENT

TT International is a Sub-Adviser for the CIF International Equity Fund. Their principal business address is Martin House, 5 Martin Lane, London, EC4R ODP, England. TT International is an investment adviser registered under the Advisers Act.

          NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Timothy Alexander Tacchi                     Other TT related entities             Director or Trustee
Senior Partner, Investment Manager

Alexander Stewart Malcolm Carswell                        --                                    --
Partner, Administration

Mark Stephen Williams                                     --                                    --
Partner

David John Stuart Burnett                    Other TT related entities             Director or Trustee
Managing Partner

John David Hobson                                         --                                    --
Partner, Investment Manager

Dean Lawrence Smith                                       --                                    --
Partner, Investment Manager

Martin Anthony Farrow Shenfield                           --                                    --
Partner,  Investment Manager

Pauline Sau Ngor Pong                                     --                                    --
Partner, Portfolio Manager - Japan

Patrick Edward Deane                                      --                                    --
Partner, Equity Analyst - Europe

Martin Ascroft Pluck                                      --                                    --
Partner, Sector Strategist

Samuel Austin Allison                        Other TT related entities             Director or Trustee
Partner, Head of Compliance/Legal

Richard William George Simpson                            --                                    --
Partner, Head of IT

Margaret Ann Leach                           UBS Warburg                           Executive Director - Equities
Partner, Chief Financial Officer -
Finance and Operations                       Other TT related entities             Director or Trustee

Doug Sankey                                               --                                    --
Partner, Head of New York -
Managing Director & CEO,
TT International Advisors, Inc.

Anthony Moorhouse                                         --                                    --
Partner, Head of Trading

Mark Eady                                    Deutsche Bank                         Managing Director, Equity Research
Partner, Portfolio Manager

                                      C-24

Roger Bernheim                               J P Morgan                            Proprietary Trading / Money
Partner, Portfolio Manager                                                         Management

Nick Bluffield,                                           --                                    --
Partner, Macro Trading


WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP is a Sub-Adviser for the CIF Short Duration and CIF All Cap Equity Funds. The principal business address of Wellington Management Company, LLP ("Wellington Management") is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Advisers Act.

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Kenneth Lee Abrams
  Partner                                                 --                                    --

Nicholas Charles Adams                       Wellington Global Holdings, Ltd.      Sr. Vice President
  Partner

Rand Lawrence Alexander                                   --                                    --
  Partner

Deborah Louise Allinson                      Wellington Trust Company, NA          Vice President
  Partner

Steven C. Angeli                                          --                                    --
  Partner

James Halsey Averill                                      --                                    --
  Partner

John F. Averill                              Wellington Global Holdings, Ltd.      Sr. Vice President
  Partner
                                             Wellington Hedge Management,          Sr. Vice President
                                             Inc.

Karl E. Bandtel                              Wellington Global                     Sr. Vice President
  Partner                                    Administrator, Ltd.

                                             Wellington Global Holdings,           Sr. Vice President
                                             Ltd.

                                             Wellington Hedge                      Sr. Vice President
                                             Management, Inc.

Mark James Beckwith                                       --                                    --
  Partner

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
James A. Bevilacqua                          Wellington Hedge Management,          Sr. Vice President
  Partner                                    Inc.

                                             Wellington Global Holdings, Ltd.      Sr. Vice President

                                             Wellington Global Administrator,      Sr. Vice President
                                             Ltd.

Kevin J. Blake                               Wellington Global Administrator,      Director
  Partner                                    Ltd.

                                             Wellington Global Holdings, Ltd.      Director

                                             Wellington Luxembourg S.C.A.          Supervisory Board

                                             Wellington Management Global          Director
                                             Holdings, Ltd.

William Nicholas Booth
  Partner                                                 --                                    --

Michael J. Boudens                           Wellington Global Administrator,      Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,          Sr. Vice President
                                             Inc.

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Paul Braverman                               Wellington Global Administrator,      Chairman, Director & Treasurer
  Partner                                    Ltd.

                                             Wellington Global Holdings, Ltd.      Chairman, Director & Treasurer

                                             Wellington Hedge Management,          Treasurer
                                             Inc.

                                             Wellington International              Director
                                             Management Company Pte Ltd.

                                             Wellington Luxembourg S.C.A.          Supervisory Board

                                             Wellington Management Global          Chairman, Director & Treasurer
                                             Holdings, Ltd.

                                             Wellington Management                 Director & Finance Officer
                                             International Ltd

                                             Wellington Trust Company, NA          Vice President and
                                                                                   Treasurer/Cashier


Robert A. Bruno
  Partner                                                 --                                    --

Michael T. Carmen
  Partner                                                 --                                    --

Maryann Evelyn Carroll
  Partner                                                 --                                    --

William R.H. Clark                           Wellington International              Managing Director
  Partner                                    Management Company Pte Ltd.

John DaCosta
  Partner                                                 --                                    --

Pamela Dippel                                Wellington Trust Company, NA          Director & Vice President
  Partner

Scott M. Elliott
  Partner                                                 --                                    --

Robert Lloyd Evans
  Partner                                                 --                                    --

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
David R. Fassnacht
 Partner                                                  --                                    --

Lisa de la Fuente Finkel                     Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

Mark T. Flaherty                             Wellington Trust Company, NA           Vice President
  Partner

Charles Townsend Freeman                                  --                                    --
  Partner

Laurie Allen Gabriel                         Wellington Global Administrator,       Sr. Vice President
  Managing Partner                           Ltd.

                                             Wellington Hedge Management,           Sr. Vice President & Director
                                             Inc.

                                             Wellington Trust Company, NA           Vice President

Ann C. Gallo                                              --                                    --
  Partner

Nicholas Peter Greville                      Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington International               Director
                                             Management Company Pte Ltd.

                                             Wellington Management                  Director
                                             International Ltd

Paul J. Hamel                                Wellington Trust Company, NA           Vice President
  Partner

William J. Hannigan                          Wellington Global Administrator,       Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.
Lucius Tuttle Hill, III
  Partner                                                 --                                    --

James P. Hoffmann
  Partner                                                 --                                    --

Jean M. Hynes                                Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Paul David Kaplan                                         --
  Partner

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Lorraine A. Keady                            Wellington Global Administrator,       Deputy Chairman & Director
  Partner                                    Ltd.

                                             Wellington Global Holdings, Ltd.       Deputy Chairman & Director

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

                                             Wellington Luxembourg S.C.A.           Supervisory Board

                                             Wellington Trust Company, NA           Vice President, Trust Officer

                                             Wellington Management                  Director
                                             International Ltd

                                             Wellington International               Director
                                             Management Company Pte Ltd

                                             Wellington Management Global           Deputy Chairman & Director
                                             Holdings, Ltd.

John Charles Keogh                           Wellington Trust Company, NA           Vice President
  Partner

George Cabot Lodge, Jr.                      Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

                                             Wellington Trust Company, NA           Vice President

Nancy Therese Lukitsh                        Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

                                             Wellington Trust Company, NA           Vice President & Director

Mark Thomas Lynch                            Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Mark D. Mandel                               Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Christine Smith Manfredi                     Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Global Holdings, Ltd.       Sr. Vice President

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

                                             Wellington Trust Company, NA           Vice President


Earl Edward McEvoy                                        --                                    --
  Partner

Duncan Mathieu McFarland                     Wellington Hedge Management,           Chairman & Director
  Managing Partner                           Inc.

                                             Wellington International               Director
                                             Management Company Pte Ltd.

                                             Wellington Management                  Director
                                             International Ltd

                                             Wellington Trust Company, NA           Vice President & Director

Paul Mulford Mecray III
  Partner                                                 --                                    --

Matthew Edward Megargel
  Partner                                                 --                                    --

James Nelson Mordy
  Partner                                                 --                                    --

Diane Carol Nordin                           Wellington Global Administrator,       Sr. Vice President
  Partner                                    Ltd.

                                             Wellington Hedge Management,           Sr. Vice President
                                             Inc.

                                             Wellington Trust Company, NA           Vice President & Director

                                             Wellington Management                  Director
                                             International Ltd

                                             Wellington International               Director
                                             Management Company Pte Ltd

Stephen T. O'Brien                                        --                                    --
  Partner

Andrew S. Offit                                           --                                    --
  Partner

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Edward Paul Owens                            Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Saul Joseph Pannell                          Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Thomas Louis Pappas                                       --                                    --
  Partner

Jonathan Martin Payson                       Wellington Trust Company, NA           President, Chairman of the Board,
  Partner                                                                             Director

Philip H. Perelmuter                                      --                                    --
  Partner

Robert Douglas Rands                         Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

James Albert Rullo
  Partner

John Robert Ryan                             Wellington Hedge Management,           Director
  Managing Partner                             Inc.

Joseph Harold Schwartz                                    --                                    --
  Partner

James H. Shakin                                           --                                    --
  Partner

Theodore Shasta                              Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Andrew J. Shilling                                        --                                    --
  Partner

Binkley Calhoun Shorts                                    --                                    --
  Partner

Scott E. Simpson                             Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Trond Skramstad                                           --                                    --
  Partner

Stephen Albert Soderberg                                  --                                    --
  Partner

Eric Stromquist                              Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

  NAME AND POSITION WITH                        NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
  INVESTMENT ADVISER
Brendan James Swords                         Wellington Global Administrator,       President
  Partner                                    Ltd.

                                             Wellington Global Holdings, Ltd.       President

                                             Wellington Hedge Management,           President
                                             Inc.

                                             Wellington Management Global           President
                                             Holdings, Ltd.
Harriett Tee Taggart                                      --                                    --
  Partner

Frank L. Teixeira                                         --                                    --
  Partner

Perry Marques Traquina                       Wellington Trust Company, NA           Vice President & Director
  Partner
                                             Wellington Management                  Director and Chairman of the Board
                                             International Ltd

                                             Wellington International               Director and Chairman of the Board
                                             Management Company Pte Ltd

Nilesh P. Undavia                            Wellington Global Holdings, Ltd.       Sr. Vice President
  Partner

Clare Villari                                             --                                    --
  Partner

Kim Williams                                              --                                    --
  Partner

Itsuki Yamashita                             Wellington International               Sr. Managing Director
  Partner                                    Management Company Pte Ltd.


WESTERN ASSET MANAGEMENT COMPANY

Western Asset Management Company ("WAMCO") is a Sub-Adviser for the CIF Short Duration Fund, CIF Inflation-Indexed Bond Fund and CIF Core Plus Bond Fund. Their principal business address is 117 E. Colorado Blvd., Pasadena, CA 91105. WAMCO is an investment adviser registered under the Advisers Act.

  NAME AND POSITION WITH                           OTHER COMPANY                    CONNECTION WITH OTHER
  INVESTMENT ADVISER                               -------------                          COMPANY
  ------------------                                                                       -------
Bruce Daniel Alberts
Chief Financial Officer

James W. Hirschmann III                      Western Asset Management Company       Director and Managing Director
Chief Executive Officer                      Limited


                                      C-32

Stephen K. Leech
CIO

Timothy Charles Scheve                       Legg Mason Wood Walker                 Executive Vice President & Chief
Non-Employee Director                        Baltimore, MD                          Administrative Officer

                                             Western Asset  Management Company      Director
                                             Limited

Edward A. Taber III                          Legg Mason, Inc.                       Sr. Exec VP & Investment Management
Non-Employee  Director
                                                                                    Director & Sr. Executive Vice
                                             Legg Mason Wood Walker, Inc.           President
                                                                                    Director
                                             Western Asset  Management Company
                                             Limited

Stephen A. Walsh                                          --                                    --
Deputy Chief Investment Officer
Gregory B. McShea
Head of Compliance                           Legg Mason Wood Walker                 Compliance Director, Private Client
                                                                                    Group

WILLIAM BLAIR & COMPANY LLC

William Blair & Company LLC ("William Blair") is a Sub-Adviser for the CIF International Equity Fund. Their principal business address is 222 West Adams Street, Chicago, IL 60606. William Blair is an investment adviser registered under the Advisers Act.

           NAME AND POSITION WITH                                                       POSITION WITH OTHER
             INVESTMENT ADVISER                       OTHER COMPANY                          COMPANY
             ------------------                       -------------                          -------
Edgar D.
Janotta                                                   --                                    --
Chairman, Member of Executive Committee

E. David Coolidge, III
Vice Chairman, CEO, Member of                             --                                    --
Executive Committee

John R. Ettelson
President, COO, Member of Executive                       --                                    --
Committee

Timothy L. Burke
CFO, Member of Executive Committee                        --                                    --


                                      C-33

Michelle R. Seitz
Manager-Investment Management Services,                   --                                    --
Member of Executive Committee

James D. McKinney
Manager-Debt Capital Markets, Member of                   --                                    --
Executive Committee

Albert J. Lacher
Manager-Institutional Equity Sales and                    --                                    --
Trading, Member of Executive Committee

Richard P. Kiphart
Manager-Corporate Finance, Member of                      --                                    --
Executive Committee

Carlette C. McMullan
Manager-Private Investor Department,                      --                                    --
Member of Executive Committee

Robert D. Newman
Director-Research, Member of Executive                    --                                    --
Committee


Item 27.  Principal Underwriters

   Not applicable.

Item 28.  Location of Accounts and Records

   Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

   (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Adviser, Sub-Advisers and Custodian:


   Adviser:
   --------
      Commonfund Asset Management Company
      15 Old Danbury Rd.
      P.O. Box 812
      Wilton, CT, 06897-0812

   Sub-Advisers:
   -------------

      Artisan Partners
      1000 N. Water Street
      Suite 1770
      Milwaukee, WI 53202

      BlackRock Advisors, Inc.
      345 Park Avenue, 29th floor
      New York, NY 10154-0004

      Capital Guardian Trust Company
      630 Fifth Avenue, 36th Floor
      New York, NY 10111

      Causeway Capital Management LLC
      11111 Santa Monica Boulevard, Suite 1550
      Los Angeles, CA 90025

      Chartwell Investment Partners, L.P.
      1235 Westlakes Drive Suite 400
      Berwyn, PA 19312

      DG Capital Management, Inc.
      101 Arch Street, Suite 650
      Boston, MA 02110

      Edgewood Management Company
      350 Park Avenue, 18th floor
      New York, NY 10022

      John A. Levin & Co., Inc.
      One Rockefeller Plaza, 25th Floor
      New York, NY 10020

      Marsico Capital Management LLC
      1200 Seventeenth Street, Suite 1300
      Denver, CO 80202

      Martingale Asset Management, L.P.
      222 Berkley Street
      Boston, MA 02116

      Mastholm Asset Management LLC
      10500 N.E. 8th Street, Suite 1725
      Bellevue, WA 98004

      Philadelphia International Advisors, LP
      1650 Market Street, Suite 1200
      Philadelphia, PA 19103

      TCW Asset Management Company
      865 South Figueroa St
      Los Angeles, CA 90017

      TT International Investment Management
      Martin House
      5 Martin Lane
      London, EC4R ODP
      England

      Wellington Management Company, LLP
      75 State Street
      Boston, MA 02109

      Western Asset Management Company
      117 E. Colorado Blvd.
      Pasadena, CA 91105

      Western Asset Management Company Limited
      155 Bishopsgate
      London EC2M 3XG

      William Blair & Company LLC
      222 West Adams Street
      Chicago, IL 60606

   Custodian:
   ----------
      Investors Bank & Trust Company
      200 Clarendon Street
      Boston, Massachusetts, 02116

Item 29.  Management Services

   Not applicable

Item 30.  Undertakings

   Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilton, State of Connecticut on this 14th day of November, 2003.


                                    Commonfund Institutional Funds

                                    By: /s/ Verne O. Sedlacek
                                        ---------------------
                                        Verne O. Sedlacek
                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacity on the dates indicated.


By:          *                       Director                  November 14, 2003
   ----------------------
  Robert L. Bovinette

By:          *                       Director                  November 14, 2003
   ----------------------
  John B. Carroll

By:          *                       Director                  November 14, 2003
   ----------------------
  Louis M. Moelchert, Jr.

By:          *                       Director                 November 14, 2003
   ----------------------
     Jerald L. Stevens

By:/s/ Verne O. Sedlacek             President                November 14, 2003
   ----------------------
   Verne O. Sedlacek

By:/s/ Peter Kirby                   Treasurer                November 14, 2003
   ----------------------
   Peter Kirby


*By: /s/ Verne O. Sedlacek
     ---------------------
     Verne O. Sedlacek, Attorney-in-Fact
     pursuant to Powers of Attorney


By:         **                       Director                 November 14, 2003
   ----------------------
     David M. Lascell


**By: /s/ Peter Kirby
      ---------------------
      Peter Kirby, Attorney-in-Fact
      pursuant to Powers of Attorney

                                 Exhibit Index

(d)(17) Sub-Advisory Agreement between the Registrant and Causeway Capital Management LLC with respect to the International Equity Fund

(d)(18) Sub-Advisory Agreement between the Registrant and Mastholm Asset Management LLC with respect to the International Equity Fund

(d)(19) Sub-Advisory Agreement between the Registrant and Philadelphia International Advisors, LP with respect to the International Equity Fund

(d)(20) Sub-Advisory Agreement between the Registrant and William Blair & Company, LLC with respect to the International Equity Fund

(d)(24) Form of Contractual Waiver Agreement between the Registrant and Commonfund Asset Management Company, Inc. with respect to the CIF Short Duration, CIF Core Plus Bond, CIF Core Equity, CIF Small Cap and CIF International Equity Funds.

(p)(16)                  Code of Ethics for Causeway Capital Management LLC

(p)(17)                  Code of Ethics for Mastholm Asset Management LLC

(p)(18)                  Code of Ethics for Philadelphia International Advisors,
                         LP

(p)(19)                  Code of Ethics for William Blair & Company LLC

(p)(20)                  Code of Ethics for DG Capital Management, Inc.

(p)(21)                  Code of Ethics for Edgewood Management Company

(q)                      Powers of Attorney for Jerald L. Stevens, Louis M.
                         Moelchert, David M. Lascell, John B. Carroll, Robert L. Bovinette, Peter L. Kirby and Verne O. Sedlacek